                                                                    EXHIBIT 99.1

                              COMPUWARE CORPORATION
                                ESOP/401(k) PLAN
                             AS AMENDED AND RESTATED
                          EFFECTIVE AS OF APRIL 1, 2004


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                                TABLE OF CONTENTS

                                                                                        Page
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
ARTICLE 1  PREAMBLES............................................................         1
    Section 1.01  Establishment of Prior Plan...................................         1
    Section 1.02  Amendment and Restatement of Plan.............................         1
    Section 1.03  Effective Dates...............................................         1
    Section 1.04  Applicable Law................................................         1
    Section 1.05  Defined Terms.................................................         1
    Section 1.06  Adoption of Plan by Related Entities..........................         1

ARTICLE 2  DEFINITIONS..........................................................         2
    Section 2.01  Account.......................................................         2
    Section 2.02  Accounting Date...............................................         2
    Section 2.03  Acquired Employee.............................................         2
    Section 2.04  Active Participant............................................         2
    Section 2.05  After-Tax Employee Contribution Account.......................         2
    Section 2.06  Alternate Payee...............................................         2
    Section 2.07  Anniversary Date..............................................         2
    Section 2.08  Average Contribution Percentage...............................         2
    Section 2.09  Average Deferral Percentage...................................         2
    Section 2.10  Beneficiary...................................................         2
    Section 2.11  Board.........................................................         2
    Section 2.12  Break in Service..............................................         2
    Section 2.13  Catch-Up Employee Contribution Account........................         3
    Section 2.14  Code..........................................................         3
    Section 2.15  Committee.....................................................         3
    Section 2.16  Company.......................................................         3
    Section 2.17  Company Contribution Account..................................         3
    Section 2.18  Company Stock.................................................         3
    Section 2.19  Compensation..................................................         3
    Section 2.20  Covered Employee..............................................         4
    Section 2.21  Current Year Testing Method...................................         5
    Section 2.22  Determination Date............................................         5
    Section 2.23  Direct Rollover...............................................         5
    Section 2.24  Disability/Disabled...........................................         5
    Section 2.25  Distributee...................................................         5
    Section 2.26  Earliest Retirement Age.......................................         5
    Section 2.27  Effective Date................................................         5
    Section 2.28  Election Period...............................................         5
    Section 2.29  Eligible Retirement Plan......................................         5
    Section 2.30  Eligible Rollover Distribution................................         6
    Section 2.31  Employee......................................................         6
    Section 2.32  Employer......................................................         6
    Section 2.33  Employment Commencement Date..................................         6
    Section 2.34  ERISA.........................................................         7

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
    Section 2.35  5-Percent Owner...............................................         7
    Section 2.36  Former Active Participant.....................................         7
    Section 2.37  Former Employer...............................................         7
    Section 2.38  Highly Compensated Employee...................................         7
    Section 2.39  Highly Compensated Participant................................         8
    Section 2.40  Hour of Service...............................................         8
    Section 2.41  Key Employee..................................................         9
    Section 2.42  Leased Employee...............................................        10
    Section 2.43  Lifetime Annuity..............................................        10
    Section 2.44  Limitation Year...............................................        10
    Section 2.45  Merge Date....................................................        10
    Section 2.46  Merged Plan...................................................        11
    Section 2.47  Merged Plan Account...........................................        12
    Section 2.48  Non-Key Employee..............................................        12
    Section 2.49  Normal Retirement Age.........................................        12
    Section 2.50  Participant...................................................        12
    Section 2.51  Participation Agreement.......................................        13
    Section 2.52  Party in Interest.............................................        13
    Section 2.53  Plan..........................................................        13
    Section 2.54  Plan Administrator............................................        13
    Section 2.55  Plan Year.....................................................        13
    Section 2.56  Pre-Tax Employee Contribution Account.........................        13
    Section 2.57  Prior Plan....................................................        14
    Section 2.58  Prior Year....................................................        14
    Section 2.59  Qualified Election............................................        14
    Section 2.60  Qualified Joint and Survivor Annuity..........................        14
    Section 2.61  Qualified Military Service....................................        14
    Section 2.62  Qualified Nonelective Contribution/QNEC.......................        14
    Section 2.63  Related Entity/Related Entities...............................        14
    Section 2.64  Required Distribution Date....................................        14
    Section 2.65  Rollover Contribution Account.................................        15
    Section 2.66  Spouse/Surviving Spouse.......................................        15
    Section 2.67  Starting Date.................................................        15
    Section 2.68  Testing Year..................................................        15
    Section 2.69  Total Additions...............................................        15
    Section 2.70  Trust Fund....................................................        16
    Section 2.71  Trustee.......................................................        16
    Section 2.72  U.S.-Based Employee...........................................        16
    Section 2.73  USERRA........................................................        16
    Section 2.74  Valuation Date................................................        16
    Section 2.75  Year of Service...............................................        16

ARTICLE 3  ELIGIBILITY, PARTICIPATION AND ENROLLMENT............................        18
    Section 3.01  Eligibility...................................................        18
    Section 3.02  Participation.................................................        18
    Section 3.03  Enrollment....................................................        19

                                       ii
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
ARTICLE 4  CONTRIBUTIONS AND ALLOCATIONS.................................................      20
    Section 4.01  Sources of Contributions and Allocations to Accounts...................      20
    Section 4.02  Pre-Tax Employee Contributions.........................................      20
    Section 4.03  Catch-Up Employee Contributions........................................      23
    Section 4.04  After-Tax Employee Contributions.......................................      24
    Section 4.05  Rollover Contributions.................................................      26
    Section 4.06  Merged Plan Accounts...................................................      27
    Section 4.07  Company Discretionary Contributions....................................      27
    Section 4.08  Veterans' Contributions................................................      29
    Section 4.09  Corrective Contributions or Re-Allocations.............................      30
    Section 4.10  Reversion..............................................................      30
    Section 4.11  Definitions............................................................      31

ARTICLE 5  INVESTMENT AND VALUATION OF ACCOUNTS..........................................      33
    Section 5.01  Investment Elections...................................................      33
    Section 5.02  Valuations.............................................................      35
    Section 5.03  Participant Statements.................................................      35
    Section 5.04  Dividends on Company Stock.............................................      35
    Section 5.05  Voting Rights..........................................................      35

ARTICLE 6  RETIREMENT AND OTHER TERMINATION OF EMPLOYMENT................................      37
    Section 6.01  Retirement.............................................................      37
    Section 6.02  Disability.............................................................      37
    Section 6.03  Death..................................................................      37
    Section 6.04  Designation of Beneficiary.............................................      37
    Section 6.05  Termination of Employment prior to Retirement, Disability or Death.....      39

ARTICLE 7  DISTRIBUTIONS.................................................................      40
    Section 7.01  Date of Distribution...................................................      40
    Section 7.02  Distribution Options...................................................      40
    Section 7.03  Cash-Outs..............................................................      42
    Section 7.04  Joint and Survivor Annuity Requirements................................      42
    Section 7.05  Valuation of Accounts, Forfeitures, and Subsequent Distributions.......      45
    Section 7.06  Special Payment Rules. ................................................      46
    Section 7.07  Loans to Participants..................................................      46
    Section 7.08  Distribution Due to Hardship...........................................      49
    Section 7.09  Distributions At or After Age 59 1/2...................................      50
    Section 7.10  In-Service Distributions From Company Contribution Account.............      51
    Section 7.11  Distributions After Attainment of Age 55 and Completion of 10 Years of
                  Participation..........................................................      51
    Section 7.12  Qualified Domestic Relations Orders....................................      51
    Section 7.13  Required Distributions.................................................      51

ARTICLE 8  SPECIAL PROVISIONS............................................................      58
    Section 8.01  Service Rules..........................................................      58
    Section 8.02  Forfeitures............................................................      58
    Section 8.03  Determination of Vested Interest Following a Partial Distribution......      59

                                      iii
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
    Section 8.04  Changes in Employment Status and Transfers Between Related Entities....     60
    Section 8.05  Limitations on Annual Allocations to Accounts..........................     61
    Section 8.06  Top-Heavy Plan Rules...................................................     62
    Section 8.07  Leased Employees.......................................................     66

ARTICLE 9  TRUST FUND....................................................................     68
    Section 9.01  Establishment and Maintenance of Trust Fund............................     68
    Section 9.02  The Trustee............................................................     68
    Section 9.03  Resignation or Removal of Trustee......................................     69
    Section 9.04  Expenses...............................................................     69
    Section 9.05  Taxes..................................................................     69
    Section 9.06  Investment Manager and Custodian.......................................     69
    Section 9.07  Fiduciary Liability for Participant-Directed Investments...............     70

ARTICLE 10  PROVISIONS RELATING TO ADMINISTRATION AND FIDUCIARIES........................     71
    Section 10.01 Allocation of Fiduciary Duties among Named Fiduciaries.................     71
    Section 10.02 Duties of Named Fiduciaries............................................     72
    Section 10.03 Authorization for Further Allocation of Fiduciary Duties...............     74
    Section 10.04 Delegation to Officers or Employees....................................     74
    Section 10.05 Claims Procedure.......................................................     75
    Section 10.06 Special Ruling.........................................................     77
    Section 10.07 Employment of Advisers.................................................     77
    Section 10.08 Bonding................................................................     78

ARTICLE 11  AMENDMENT, TERMINATION AND MERGER............................................     79
    Section 11.01 Amendment of the Plan..................................................     79
    Section 11.02 Termination of the Plan................................................     80
    Section 11.03 Predecessor and Successor Employers; Merger or Consolidation of Plan...     81
    Section 11.04 Notice.................................................................     81

ARTICLE 12  MISCELLANEOUS PROVISIONS.....................................................     82
    Section 12.01 Plan Subject to Approval...............................................     82
    Section 12.02 Payments for the Benefit of Payee......................................     82
    Section 12.03 Non-Alienation of Benefits.............................................     82
    Section 12.04 Company's Rights.......................................................     82
    Section 12.05 Litigation.............................................................     83
    Section 12.06 Addresses and Mailing of Notices and Checks............................     83
    Section 12.07 Action by Employer.....................................................     83
    Section 12.08 Veteran's Benefits.....................................................     83
    Section 12.09 Participant's Protections..............................................     83
    Section 12.10 Construction...........................................................     83

APPENDIX A ..............................................................................     86

                                    ARTICLE 1

                                    PREAMBLES

      SECTION 1.01 ESTABLISHMENT OF PRIOR PLAN. Effective April 1, 1986, Compuware Corporation ("Employer") established the Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement covering eligible employees of the Employer. From time to time the Employer has amended the plan as so established, and effective April 1, 2000, changed the name of the plan to the Compuware Corporation ESOP/401(k) Plan. Effective April 1, 2001, the plan ceased operating as an employee stock ownership plan under Internal Revenue Code Section 4975(e)(7). Due to corporate acquisitions, other defined contribution retirement plans have been merged into the Plan, as listed in
Section 2.46.. Further, special terms that apply to a Merged Plan are set forth on the Appendices attached hereto.

      SECTION 1.02 AMENDMENT AND RESTATEMENT OF PLAN. The plan as amended and restated effective April 1, 2004 is referred to herein as the "Plan."

      SECTION 1.03 EFFECTIVE DATES. The amended and restated Plan is generally effective April 1, 2004. However, earlier or later effective dates have been specified for certain provisions.

      SECTION 1.04 APPLICABLE LAW. The Plan is intended to qualify as a profit sharing plan under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code") and to permit tax-deferred voluntary savings by eligible Employees pursuant to Code Section 401(k). In addition, it is intended that the Plan meet the applicable requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and specifically, Section 404(c) of ERISA. Where not governed by these laws, by regulations promulgated under them, or by other federal laws, the Plan shall be administered and construed in accordance with Michigan law.

      SECTION 1.05 DEFINED TERMS. Throughout the Plan, various terms are used repeatedly, which terms have very specific and definite meanings when capitalized in the text. For convenience, such terms are collected and defined in Article 2. Wherever such capitalized terms appear in the Plan, they shall have the meanings specified in that article.

      SECTION 1.06 ADOPTION OF PLAN BY RELATED ENTITIES. Any parent, direct or indirect subsidiary, brother-sister corporation, or division of the Employer (all being Related Entities within the meaning of Section 2.63), with the approval of the Committee, and by resolution of such Related Entity's Board of Directors or partners (or other authority in the case of an unincorporated division or entity), may adopt the Plan and the trust created under the Plan. In such case, the Related Entity shall be deemed the "Company" hereunder as of the effective date specified in its resolution. Any special terms applicable to the Related Entity shall be set forth in an appendix to the Plan.

                                    ARTICLE 2

                                   DEFINITIONS

      SECTION 2.01 "ACCOUNT" means the interest of a Participant in the Trust Fund as determined as of each Accounting Date and as reflected in the records maintained for the Trust Fund. Where appropriate, a Participant's Account also means the various sub-accounts that may be established, including, but not limited to, a Pre-Tax Employee Contribution Account, a Catch-Up Employee Contribution Account, a Company Contribution Account, an After-Tax Employee Contribution Account, a Rollover Contribution Account, and a Merged Plan Account which may be mere bookkeeping entries or individually or collectively segregated funds, as determined by the Trustee in accordance with the Trustee's powers.

      SECTION 2.02 "ACCOUNTING DATE" means a date on which the Trustee values the Trust Fund and makes allocations to Accounts pursuant to Articles 4 and 5.

      SECTION 2.03 "ACQUIRED EMPLOYEE" means a person who, on the day immediately before becoming an Employee, was employed by a Former Employer.

      SECTION 2.04 "ACTIVE PARTICIPANT" means a Covered Employee who satisfies the eligibility and participation requirements of Sections 3.01 and 3.02.

      SECTION 2.05 "AFTER-TAX EMPLOYEE CONTRIBUTION ACCOUNT" means an Account established to hold a Participant's after-tax contributions and investment gains and losses thereon.

      SECTION 2.06 "ALTERNATE PAYEE" means a Participant's Spouse, former Spouse, child, or other dependent who is recognized by a qualified domestic relations order (as defined in Code Section 414(p)) as having a right to receive all, or a portion of, the Plan benefit payable to the Participant.

      SECTION 2.07 "ANNIVERSARY DATE" means March 31st.

      SECTION 2.08 "AVERAGE CONTRIBUTION PERCENTAGE" is defined in Section 4.11(a).

      SECTION 2.09 "AVERAGE DEFERRAL PERCENTAGE" is defined in Section 4.11(b).

      SECTION 2.10 "BENEFICIARY" means the beneficiary or beneficiaries of the Active or Former Active Participant, Alternate Payee, or Beneficiary, as designated pursuant to the provisions in the Plan.

      SECTION 2.11 "BOARD" means the Board of Directors of Compuware
Corporation.

      SECTION 2.12 "BREAK IN SERVICE" means a Plan Year in which an Employee fails to complete more than 500 Hours of Service. An Employee shall not incur a Break in Service solely as a result of a leave of absence as designated in the Company's Human Resources Information System.

      An Employee who is reemployed by the Employer while he or she is entitled to reemployment rights under USERRA shall not incur a Break in Service for his or her period of Qualified Military Service.

      SECTION 2.13 "CATCH-UP EMPLOYEE CONTRIBUTION ACCOUNT" means the Account established to hold a Participant's catch-up contributions and investment gains and losses thereon.

      SECTION 2.14 "CODE" means the Internal Revenue Code of 1986, as amended.

      SECTION 2.15 "COMMITTEE" means the administrative committee appointed pursuant to Section 10.01(c), which is the Benefit Plans Committee, effective January 23, 2004 (or its successor).

      SECTION 2.16 "COMPANY" means the Employer and any Related Entity that has adopted the Plan.

      SECTION 2.17 "COMPANY CONTRIBUTION ACCOUNT" means an Account established to hold Company contributions on behalf of an Active Participant and investment gains and losses thereon.

      SECTION 2.18 "COMPANY STOCK" means shares of common stock or preferred stock of Compuware Corporation or its subsidiaries which satisfy the requirements of Section 409(l) of the Code.

      SECTION 2.19 "COMPENSATION" :

      (a) "Compensation for Deferrals" means amounts paid to an Employee by the Employer in the Plan Year in question for services performed, and includes all wages, salaries, fees for professional services and other amounts for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, commissions, tips, and bonuses), and

            (1) including: (A) elective contributions to any qualified plan of the Employer or Related Entity on behalf of the Participant which are not includible in income under Code Section 402(e)(3) or 402(h)(1)(B); (B) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (C) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (D) pay in lieu of notice; and

            (2) excluding: (A) amounts which receive special tax benefits, such as premiums for group term life insurance (to the extent not includible in gross income); (B) the Company's contributions to any pension, profit sharing or other plan of deferred compensation (as described in Treas. Reg. Section 1.415-2(d)(3)(i)) to the extent such contributions are not includible in the Employee's gross income for the taxable year in which contributed; (C) fringe benefits, including but not limited to, amounts excluded from income under Code
Section 125 or

132(f)(4); (D) reimbursements or other expense allowances under a non-accountable plan (as described in Treas. Reg. Section 1.62-2(c)); and (E) imputed income.

      (b) "Compensation for Company Contributions" means Compensation for Deferrals as defined in (a) above, but excluding items described in (a)(1)(B),
(a)(1)((C), or (a)(1)(D) above that are included in such Compensation for Deferrals.

      For purposes of this Section 2.19, an Employee who is re-employed by the Company while he or she is entitled to reemployment rights under USERRA shall be treated as receiving compensation from the Company during his or her Qualified Military Service equal to the compensation the Employee would have received during such period if he or she were not in Qualified Military Service, based on the rate of pay he or she would have received from the Employer but for his or her absence during Qualified Military Service, or if the compensation the Employee would have received during his or her Qualified Military Service is not certain, the Employee's average compensation from the Company or Related Entity during the 12-month period immediately preceding his or her Qualified Military Service (or the Employee's period of employment, if shorter).

      For purposes of the definitions of Compensation under this section, amounts under Section 125 include any amounts not available to an Active Participant in cash in lieu of group health coverage because the Active Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 only if the Company or Related Entity does not request or collect information regarding the Active Participant's other health coverage as part of the enrollment process for the health plan.

      Notwithstanding any other provision of the Plan to the contrary, in no event shall Compensation for Company Contributions or Compensation for Deferrals exceed $200,000 as adjusted from time to time by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined, beginning in such calendar year.

      SECTION 2.20 "COVERED EMPLOYEE" means any Employee other than:

      (a) An Employee who is covered by a collective bargaining agreement entered into by the Company unless the agreement, by specific reference to the Plan, provides for coverage under the Plan, if there is evidence that retirement benefits were the subject of good faith bargaining.

      (b)   A Leased Employee.

      (c) For purposes of the discretionary Company contribution provisions only, an Employee classified by the Employer as "full time hourly."

      (d) An Employee of a subsidiary or affiliate of the Employer which has not adopted the Plan.

      (e) An Employee who is a non-resident alien and received no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer or Related Entity which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code).

      (f) Any person whose status as an Employee is the result of on or after a judicial or administrative determination.

      SECTION 2.21 "CURRENT YEAR TESTING METHOD" is defined in Section 4.11(e).

      SECTION 2.22 "DETERMINATION DATE" means, with respect to any Plan Year, the last day of the preceding Plan Year, except that in the case of the first Plan Year, the Determination Date shall be the last day of that Plan Year. Where one or more plans are required or permitted to be aggregated with this Plan, and where all plan years do not coincide, the key employee and all employee sums shall be determined separately for each plan on their respective Determination Dates, and the results shall then be combined for the Determination Dates falling within the same calendar year.

      SECTION 2.23 "DIRECT ROLLOVER" means a payment of an Eligible Rollover Distribution by the Plan to the Eligible Retirement Plan specified by the Distributee.

      SECTION 2.24 "DISABILITY"/"DISABLED" means a physical or mental condition of an Active Participant that qualifies him or her for disability benefits under the Social Security Act.

      SECTION 2.25 "DISTRIBUTEE" means an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the Alternate Payee are Distributees with regard to the interest of the Spouse or former Spouse.

      SECTION 2.26 "EARLIEST RETIREMENT AGE" means the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

      SECTION 2.27 "EFFECTIVE DATE" means April 1, 2004 with respect to this amended and restated Plan; the original effective date of the Plan is April 1, 1986.

      SECTION 2.28 "ELECTION PERIOD" is defined in Section 7.04(e)(1).

      SECTION 2.29 "ELIGIBLE RETIREMENT PLAN" means:

      (a)   an individual retirement account or annuity described in Code
            Section 408(b);

      (b)   an annuity plan described in Code Section 403(a);

      (c)   a qualified plan described in Code Section 401(a);

      (d)   an annuity contract described in Code Section 403(b); and

      (e) An eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state or any agency of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such eligible plan from this Plan.

      The definition of Eligible Retirement Plan also shall apply in the case of a distribution to a Surviving Spouse or to a Spouse or former Spouse who is the alternate payee under a qualified domestic relation order (as defined in Code
Section 414(p)).

      SECTION 2.30 "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

      (a) any distribution that is one of a series of substantially equal payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

      (b) any distribution to the extent such distribution is required under Code Section 401(a)(9); and

      (c) any distribution for which a Participant is eligible solely because of hardship.

      Notwithstanding the foregoing, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b) ("IRA"), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible. In no event may after-tax employee contributions be transferred from an IRA to a Code Section 401(a) qualified plan.

      SECTION 2.31 "EMPLOYEE" means any common-law employee of the Company, specifically excluding, however, any individual classified by the Employer as an independent contractor, any individual who performs services for the Employer whose remuneration for services is not initially reported by the Company on IRS Form W-2, and any temporary individual whose services are contracted from or through an entity which is not a Related Entity, regardless of any later classification or reclassification of any such individual as a common-law employee of the Company. Where required by the Code, "Employee" also includes a common-law employee of any other Related Entity and any Leased Employee deemed to be an Employee of the Employer (or Related Entity) as provided in Code
Section 414(n) or (o).

      SECTION 2.32 "EMPLOYER" means Compuware Corporation.

      SECTION 2.33 "EMPLOYMENT COMMENCEMENT DATE" means the date on which the Employee is first credited with an Hour of Service for the performance of duties for the Employer.

      SECTION 2.34 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      SECTION 2.35 "5-PERCENT OWNER" means any person who owns (or who is considered as owning within the meaning of Code Section 318) more than 5 percent of the outstanding stock of the Employer or stock possessing more than 5 percent of the total combined voting power of all stock of the Employer.

      SECTION 2.36 "FORMER ACTIVE PARTICIPANT" means a former Covered Employee with an Account balance in the Plan, or a Participant with a Merged Plan Account who is not an Active Participant, a Beneficiary, or an Alternate Payee.

      SECTION 2.37 "FORMER EMPLOYER" means a trade or business, all or a substantial portion of whose stock or assets were acquired by the Employer or a Related Entity that has adopted the Plan.

      SECTION 2.38 "HIGHLY COMPENSATED EMPLOYEE" means, with respect to any Plan Year, each Employee who:

      (a) was a 5-Percent Owner at any time during the Plan Year or preceding Plan Year; or

      (b)   for the calendar year that began within the preceding Plan Year;

            (1) had compensation from the Employer and Related Entities in excess of $80,000 (as adjusted by the Secretary of the Treasury);and

            (2) was in the top 20 percent of Employees when ranked on the basis of Compensation paid during such year.

                  To determine the number of Employees in the top-paid 20 percent, the following Employees shall be disregarded:

                  (A)   Employees who have not completed 6 months of service;

                  (B) Employees who normally work less than 17.5 hours per week;

                  (C) Employees who do not normally work more than 6 months within any year;

                  (D)   Employees who have not attained age 21.

      (c) The term "Highly Compensated Employee" shall also include a former Employee who separated from service prior to the Plan Year of determination and who was an active Highly Compensated Employee (based on rules applicable to determining Highly Compensated Employee status as in effect for that determination year, in accordance with Section 1.414(q)-IT, A-4 of the Temporary Income Tax Regulations and Notice 97-75) for either:

      (1)   the Plan Year of the Employee's separation; or

      (2)   any Plan Year ending on or after the Employee's 55th birthday.

      SECTION 2.39 "HIGHLY COMPENSATED PARTICIPANT" means an Active or Former Active Participant who is a Highly Compensated Employee.

      SECTION 2.40 "HOUR OF SERVICE"

      (a)   means:

            (1) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer, which hour shall be credited to the Employee for the computation period during which the duties are performed;

            (2) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed, irrespective of whether the employment relationship was terminated, due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty which is not Qualified Military Service under Code Section 414(u), or leave of absence;

            (3) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer, which hour shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period during which the award, agreement or payment is made; and

            (4) each hour of Qualified Military Service, provided the Employee returns to the employ of the Employer within the time provided by federal laws governing veteran's reemployment rights and to the extent required by Code Section 414(u) and regulations thereunder.

      (b) Notwithstanding (a) above, an Employee's Hours of Service shall not include:

            (1) hours in excess of 501 Hours of Service under (a)(2) above, or under (a)(3) above with respect to periods described in (a)(2) above, on account of any single continuous period during which the Employee performs no duties for the Employer, whether or not such period occurs in a single Plan Year or other computation period used under the Plan;

            (2) hours for which the Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed, irrespective of whether the employment relationship has terminated, if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws;

            (3) hours for a period during which payments are made to the Employee solely to reimburse the Employee for medical or medically related expenses incurred by the Employee; and

            (4) hours credited under (a)(3) above if such hours also are credited to the Employee under either (a)(l) or (a)(2) above.

      (c) An Employee shall be credited with 190 Hours of Service for each month in which the Employee has at least one Hour of Service in determining whether or not such Employee has completed a Year of Service.

      (d) Any questions concerning the determination or crediting of Hours of Service shall be resolved in accordance with Sections 2530.200b-2 (a), (b), and
(c) of the Department of Labor Rules and Regulations for Minimum Standards, which are incorporated by reference. Hours of Service shall be determined from records of the Employer for hours worked and for hours for which payment is made or due.

      (e) Solely for purposes of determining whether a Break in Service has occurred, there also shall be credited to an Employee, for any leave of absence as designated in the Company's Human Resources Information System, including any child-related absence, the Hours of Service which otherwise normally would have been credited to the Employee during the same period (or if such hours cannot be determined, then 190 Hours of Service for each month of absence), up to a maximum of 501 Hours of Service for any one child-related absence. Hours so granted shall be credited in the Plan Year in which the absence begins, but only if the hours are needed to prevent the Employee's Break in Service during such year; in all other cases, the hours shall be credited in the immediately following Plan Year. For purposes of this paragraph, "child-related absence" means an absence from work due to pregnancy of the Employee, birth of a child of the Employee, placement of a child with the Employee in connection with the child's adoption by the Employee, or caring for such child for a period beginning immediately following the birth or placement. The Plan Administrator may require the Employee to certify that his or her absence is due to a child-related absence and to certify the number of days during the absence due to that cause.

      (f) For purposes of this section, "Employer" includes a "Related Entity," and except for distributions from a Participant's Merged Plan Account, all service of an Acquired Employee with his or her Former Employer or any subsidiary or affiliated entity which, with the Former Employer, constitutes a controlled group of corporations or other entities or an affiliated service group within the meaning of subsections (b), (c), (m) or (o) of Section 414 of the Code, shall be treated as Hours of Service.

      SECTION 2.41 "KEY EMPLOYEE" means each Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year containing the Determination Date:

      (a) is an officer of the Employer who has annual Compensation from the Employer and Related Entities in the Plan Year, greater than $130,000 (as adjusted under Section 416(i)(1) of the Code);

      (b)   is a 5-Percent Owner of the Employer; or

      (c) is a 1-percent owner of the Employer (as defined in Code Section 416(i)(l)(B)(ii)) who has annual Compensation from the Employer and Related Entities of more than $150,000.

      For these purposes, annual Compensation means Compensation for Company Contributions as defined in Section 2.19(a) and Code Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code
Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

      For purposes of (a), no more than 50 employees, or if less, the greater of 3 employees or 10 percent of all employees, shall be treated as officers. For purposes of (b) and (c), the constructive ownership rules of Code Section 318 shall apply with the modification that 5 percent shall be substituted for 50 percent in Section 318(a)(2). Each employer that otherwise would be aggregated under this section's definition of "Employer" shall be treated as a separate employer to determine ownership percentages for purposes of (b) and (c).

      SECTION 2.42 "LEASED EMPLOYEE" means, for purposes of Sections 2.20, 2.31, 2.75, 8.05(c), and 8.07, any person (other than an Employee of the Company) who, pursuant to an agreement between the Company and any other person ("leasing organization"), has performed services for the Employer (or for the Employer and related persons determined in accordance with Code Section 414(n)(6)(A)) on a substantially full time basis for a period of at least one year and such services are performed under the primary direction or control of the Company.

      SECTION 2.43 "LIFETIME ANNUITY" means an annuity for the life of the Participant with no further benefits payable to the Participant's estate or any Beneficiary after the Participant's death.

      SECTION 2.44 "LIMITATION YEAR" means the Plan Year.

           SECTION 2.45 "MERGE DATE" means the date as of which a Merged
Plan's assets and liabilities are transferred to this Plan. The Merge Dates for this Plan's Merged Plans are:

     MERGE DATE                                         MERGED PLAN
     ----------                                         -----------
December 31, 1994                      XA Systems Corporation Savings and Investment Plan

March 31, 1996                         CoroNet Systems, Inc. 401(k) Plan

April 1, 1997                          Adams & Reynolds & Co. 401(k) Plan

April 1, 1997                          Technalysis Corporation Savings Plan

October 1, 1997                        Computer People Unlimited, Inc. Profit Sharing Plan

October 1, 1997                        Compuware Corporation Profit Sharing 401(k) Plan and Trust

May 1, 1999                            NuMega Technologies, Inc. 401(k) Plan

June 1, 1999                           MC2 Employee 401(k) Savings Plan

September 8, 1999                      Reliant Data Systems, Inc. 401(k) Plan

December 1, 1998                       That portion of the assets and liabilities of the

                                       Bank One Savings & Investment Plan that are attributable
                                       to those former employees of Bank One who became
                                       Employees on December 16, 1998

December 1, 1999                       Systems & Programming Consultants, Inc. Hourly Employees' 401(k)
                                       Plan and Trust

December 1, 1999                       Systems & Programming Consultants, Inc. Stock Bonus Plan and
                                       Trust

December 15, 1999                      Spectrum Software Services Group, Inc. 401(k) Retirement Plan

January 1, 2000                        EXi Corp 401(k) Savings and Retirement Plan

January 1, 2000                        Qualitech Systems, Inc. Retirement Plan

January 1, 2000                        IT Services, Inc. 401(k) Plan

February 1, 2000                       Programart 401(k) Plan

February 1, 2000                       That portion of the assets and liabilities of the CACI $MART
                                       Plan which are attributable to those former employees of
                                       CACI International Inc who became Employees on February 1, 1999

March 15, 2000                         Data Processing Resources Corporation Retirement Savings Plan

April 1, 2000                          That portion of the assets and liabilities of the Livernois
                                       Staffing Services, Inc. Profit Sharing 401(k) Plan and Trust
                                       that are attributable to those former employees of Livernois
                                       Staffing Services, Inc. who became Employees on September 14,
                                       1999

June 1, 2000                           BlairLake 401(k) Savings Plan

June 1, 2000                           High Plains Solutions, LLC 401(k) Plan

June 1, 2000                           That portion of the assets and liabilities of the CareTech
                                       Solutions, Inc. 401(k) Retirement Savings Plan that are
                                       attributable to those former employees of CareTech Solutions who became Employees on April 1, 2000

September 1, 2000                      CSA Employees' Retirement Plan

      SECTION 2.46 "MERGED PLAN" means those plan(s), all or a portion of whose assets and liabilities have been transferred into this Plan, with this Plan as the survivor of the transaction. The following plans are Merged Plans:

                               MERGED PLANS

            XA Systems Corporation Savings and Investment Plan

            CoroNet Systems, Inc. 401(k) Plan

            Adams & Reynolds & Co. 401(k) Plan

            Technalysis Corporation Savings Plan

            Computer People Unlimited, Inc. Profit Sharing Plan

            Compuware Corporation Profit Sharing 401(k) Plan and Trust

            NuMega Technologies, Inc. 401(k) Plan

            MC2 Employee 401(k) Savings Plan

            Reliant Data Systems, Inc. 401(k) Plan

            That portion of the assets and liabilities of the Bank One Savings & Investment Plan that are attributable to those former employees of Bank One who became Employees on December 16, 1998

            Systems & Programming Consultants, Inc. Hourly Employees' 401(k) Plan and Trust

            Systems & Programming Consultants, Inc. Stock Bonus Plan and Trust

            Spectrum Software Services Group, Inc. 401(k) Retirement Plan

            EXi Corp 401(k) Savings and Retirement Plan

            Qualitech  Systems, Inc. Retirement Plan

            IT Services, Inc. 401(k)  Plan

            Programart 401(k) Plan

            That portion of the assets and liabilities of the CACI $MART Plan that are attributable to those former Employees of CACI International Inc who became Employees on February 1, 1999

            That portion of the assets and liabilities of the Livernois Staffing Services, Inc. Profit Sharing 401(k) Plan and Trust that are attributable to those former employees of Livernois Staffing Services, Inc. who became Employees on September 14, 1999

            Data Processing Resources Corporation Retirement Savings Plan

            BlairLake 401(k) Savings Plan

            High Plains Solutions, LLC 401(k) Plan

            That portion of the assets and liabilities of the CareTech Solutions, Inc. 401(k) Retirement Savings Plan that are attributable to those former Employees of CareTech Solutions who became
            Employees on April 1, 2000

            CSA Employees' Retirement Plan

      SECTION 2.47 "MERGED PLAN ACCOUNT" means an Account holding assets received by the Plan from one or more Merged Plans for the benefit of a Participant, as adjusted for earnings and losses.

      SECTION 2.48 "NON-KEY EMPLOYEE" means an Employee who is not a Key
Employee.

      SECTION 2.49 "NORMAL RETIREMENT AGE" means a Participant's age on the later of the date he or she attains age 65 or the fifth anniversary of the date on which the Employee became an Active Participant.

      SECTION 2.50 "PARTICIPANT" means an Active Participant or any person with an Account balance in the Plan, including an Employee, a former Employee, the Beneficiary of a deceased Employee, and an Alternate Payee.

      SECTION 2.51 "PARTICIPATION AGREEMENT" means the electronic, paper, or other means authorized by the Plan Administrator by which a Participant elects to reduce his or her Compensation by a designated amount.

      SECTION 2.52 "PARTY IN INTEREST" means:

      (a)   a fiduciary with respect to the Plan;

      (b)   a person providing services to the Plan;

      (c)   the Employer;

      (d)   an employee organization whose members are covered by the Plan;

      (e) a direct or indirect owner of 50% or more of the voting stock or value of all shares, capital or profits interest in a partnership, or beneficial interest of a trust or unincorporated enterprise which is the Employer or employee organization described in (d) above;

      (f) a relative of an individual described in (a), (b), (c), or (e) above;

      (g) a corporation, partnership, trust or estate of which 50 percent or more of the voting stock or value of all shares, capital or profits interest in a partnership, or beneficial interest of a trust or unincorporated enterprise is owned directly or indirectly by persons described in (a), (b), (c), (d), or (e);

      (h) an employee, officer, director, of 10% or more shareholder directly or indirectly, of a person described in (b), (c), (d), (e), or (g) of the Plan; or

      (i) a 10 percent or more (directly or indirectly in capital or profits) partner or joint venturer of a person described in (b), (c), (d), (e), or (g).

      SECTION 2.53 "PLAN" means the Compuware Corporation ESOP/401(k) Plan, as described in this instrument and any subsequent amendments.

      SECTION 2.54 "PLAN ADMINISTRATOR" means the person(s) or organization(s) specifically designated by Article 10 as the administrator of the Plan for purposes of ERISA, which, effective January 23, 2004, is the Benefit Plans Committee (the "Committee") or its delegate. As used herein, the term Plan Administrator shall include the term "Committee." The Plan Administrator shall be the named fiduciary.

      SECTION 2.55 "PLAN YEAR" means the 12-month period from each April 1st to the following March 31st.

      SECTION 2.56 "PRE-TAX EMPLOYEE CONTRIBUTION ACCOUNT" means an Account established to hold a Participant's pre-tax contributions and investment earnings and losses thereon.

      SECTION 2.57 "PRIOR PLAN" means the Compuware ESOP/401(k) Plan as in effect from April 1, 2001 through March 31, 2004, and any predecessor retirement plan superseded thereby.

      SECTION 2.58 "PRIOR YEAR" is defined in Section 4.11(d).

      SECTION 2.59 "QUALIFIED ELECTION" is defined in Section 7.04(e)(4).

      SECTION 2.60 "QUALIFIED JOINT AND SURVIVOR ANNUITY" means an immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse, with the percentage between 50 and 100 percent elected by the Participant, and which is the amount of benefit which can be purchased with the Participant's nonforfeitable Merged Plan Account balance as otherwise determined under the Plan.

      SECTION 2.61 "QUALIFIED MILITARY SERVICE" means any service in the uniformed services (as defined in chapter 43 of title 38, United States Code) by an Employee if that Employee is entitled to reemployment rights under such chapter with respect to that service.

      SECTION 2.62 "QUALIFIED NONELECTIVE CONTRIBUTION" or "QNEC" means any Company contribution made under Section 4.07(d)(2) that a Participant may not elect to receive in cash, which is fully-vested when made, and which may only be distributed under the circumstances described in Section 7.02(d).

      SECTION 2.63 "RELATED ENTITY" or "RELATED ENTITIES" means the Employer and all corporations, partnerships, or sole proprietorships that become affiliated with or under common ownership or control with the Employer within the meaning of Code Section 414(b), (c), (m), or (o). For purposes of Section 8.05, the definition of "Related Entity" shall be modified as required by Code Section 415(h).

      SECTION 2.64 "REQUIRED DISTRIBUTION DATE" means

      (a) In the case of an Active or Former Active Participant or an Alternate Payee, who is not a 5-Percent Owner, the April 1st of the calendar year following the later of the calendar year in which the Active or Former Active Participant:

            (1)   attains age 70-1/2; or

            (2)   retires.

      (b) In the case of an Active or Former Active Participant who is a 5-Percent Owner with respect to the Plan Year ending in the calendar year in which the Active or Former Active Participant attains age 70-1/2, the April 1st of the calendar year following the calendar year in which the Active or Former Active Participant attains age 70-1/2. Once distributions have begun to a 5-Percent Owner under this section, they must continue to be distributed, even if the Active or Former Active Participant ceases to be a 5-Percent Owner in a subsequent year.

      SECTION 2.65 "ROLLOVER CONTRIBUTION ACCOUNT" means an Account established to hold a Participant's rollover contributions to the Plan and investment gains and losses thereon.

      SECTION 2.66 "SPOUSE" or "SURVIVING SPOUSE" means a person of the opposite sex who is the legal husband or wife of the Participant on the Starting Date or the surviving legal husband or wife of the Participant on the date of the Participant's death, provided that a former Spouse will be treated as the Spouse or Surviving Spouse only to the extent provided under a qualified domestic relations order as described in Code Section 414(p). The terms "Spouse" and "Surviving Spouse" are intended to be defined in a manner consistent with the Defense of Marriage Act, as it may be amended.

      SECTION 2.67 "STARTING DATE" means the first day of the first period for which an amount is paid as an annuity or, in the case of a benefit not payable in the form of an annuity, the date all events have occurred which entitle the Participant to a benefit under the Plan, including a proper application for such payment, if required.

      SECTION 2.68 "TESTING YEAR" is defined in Section 4.11(c).

      SECTION 2.69 "TOTAL ADDITIONS"

      (a)   means:

            (1)   Company contributions;

            (2) Employee pre-tax contributions, including excess contributions, as defined in Code Section 401(k)(8)(B), whether or not distributed, and excess deferrals, as defined in Code Section 402(g), which are not distributed by April 15th of the calendar year following the calendar year in which made;

            (3) Employee after-tax contributions (without regard to any payments on a Plan loan which was made on or after January 1, 2004 and is in default and deemed to be distributed), but including excess aggregate contributions as defined in Code
                  Section 401(m)(6)(B), whether or not distributed;

            (4)   forfeitures;

            (5) amounts allocated to an individual medical account [as defined in Code Section 415(l)(2)] which is part of a pension or annuity plan maintained by the Employer; and

            (6) amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employer [as defined in Code
                  Section 419A(d)(3)], under a welfare benefit fund [as defined in Code Section 419(e)], maintained by the Employer;

but excluding Rollover Contributions, and Company contributions and forfeitures allocated to restore a Participant's Account pursuant to Section 8.02

      (b) Total Additions under all qualified defined contribution plans of the Employer and Related Entities shall be aggregated for purposes of compliance with the limitations imposed by this Article.

      SECTION 2.70 "TRUST FUND" means the trust fund established pursuant to
Article 9 and maintained pursuant to the Plan and any trust instrument(s) executed in connection with such fund.

      SECTION 2.71 "TRUSTEE" means the person(s) or organization(s) acting as trustee under the Plan and of the Trust Fund in accordance with any trust instrument(s) executed in such connection.

      SECTION 2.72 "U.S.-BASED EMPLOYEE" means an Employee who is on a U.S. payroll of the Company.

      SECTION 2.73 "USERRA" means the Uniformed Services Employment and Reemployment Rights Act of 1994.

      SECTION 2.74 "VALUATION DATE" means the last day of the Plan Year in the case of any defined contribution plan, including this Plan, and the date used for computing plan costs for minimum funding in the case of any defined benefit plan.

      SECTION 2.75 "YEAR OF SERVICE"

      (a) means each Plan Year in which an individual is credited with 1,000 or more Hours of Service with the Employer. Provided, however, that an individual's Years of Service also shall include Plan Years, each measured on a 1,000 Hours of Service per Plan Year basis, during which such individual was:

            (1) employed by the Employer in a category of employees excluded from the Plan;

            (2)   employed by a Related Entity;

            (3) a Leased Employee who performed services for the Employer, to the extent provided by Code Section 414(n) and the regulations thereunder;

            (4) employed by a predecessor employer of the Employer, the plan of which predecessor is the Plan maintained by the Employer; or

            (5) employed by a predecessor employer of the Employer, even though the Plan is not the plan maintained by the predecessor employer, but only if service with such predecessor employer is required to be included in the individual's Years of Service by regulations under Code Section 414(a)(2); or

            (6)   engaged in Qualified Military Service.

      An Employee shall not be credited with more than one Year of Service for any Plan Year.

      An Acquired Employee shall be credited with Years of Service for service with a Former Employer to the extent provided herein or pursuant to a Plan Appendix.

      (b) Notwithstanding paragraph (a) above, an Employee's Years of Service shall not include Years of Service disregarded under the Break in Service rules of Section 8.01(b).

                                    ARTICLE 3

                    ELIGIBILITY, PARTICIPATION AND ENROLLMENT

      SECTION 3.01 ELIGIBILITY. In order to be eligible to participate in the Plan, an individual must:

      (a)   be a Covered Employee; and

      (b)   have completed one Hour of Service.

      Except as provided in Section 4.01(d)(1)(A), a Covered Employee who is classified by the Company as "full-time hourly" shall not be eligible for the Company discretionary contributions.

      The application of the foregoing criteria in the determination of the eligibility of any person to become an Active Participant shall be made by the Plan Administrator in a non-discriminatory manner, and notwithstanding the finding of any third party as to the employment status of any individual.

      SECTION 3.02 PARTICIPATION.

      (a) Meaning of Participation. Participation entitles an individual to receive a summary plan description that describes the terms of the Plan in simple language, and to obtain various other reporting and disclosure documents concerning the Plan. A Participant also will have an Account maintained in his or her name on the books and records of the Trust Fund to which allocations may be made in accordance with Article 4. However, mere participation in the Plan does not entitle a Participant to an ultimate benefit from the Plan; a Participant will receive a benefit only if allocations are made to his or her Account during his or her period of participation pursuant to Article 4.

      (b)   Commencement of Participation.

            (1) An individual who was participating in the Plan prior to its amendment and restatement as of the Effective Date, and who had not ceased participation for any reason as of the Effective Date, shall continue participating in the Plan as amended and restated;

            (2) An individual who, as of the day prior to the Effective Date, did not satisfy the eligibility requirements of Section 3.01, shall participate in the Plan on the later of the Effective Date or the day that he or she first satisfies the eligibility requirements of Section 3.01.

      (c) Termination of Participation. Except as provided in Section 4.07(d)(1), an Employee shall cease to be an Active Participant as of the date on which he or she terminates employment or ceases to be a Covered Employee. Participation in the Plan shall terminate for a Participant on the later of the date on which:

            (1) the Active Participant receives a distribution from the Plan as a terminated, disabled or retired Employee, of the entire vested balance of his or her Account; or

            (2) the Participant's vested Account balance is used to purchase an annuity contract; or

            (3) the Participant or the Participant's Beneficiary receives a distribution of the entire vested balance of his or her Account; or

            (4) the Alternate Payee receives a distribution from the Plan of the entire balance in his or her Account.

      (d) Resumption of Participation. An individual whose participation has terminated pursuant to paragraph (c) above shall resume participation only as provided by Section 8.01.

      SECTION 3.03 ENROLLMENT.

      (a) Meaning of Enrollment. Enrollment is the process of submitting to the Plan Administrator, in a manner authorized by the Plan Administrator, an election to make contributions to the Plan through salary reduction or payroll deduction (as further described in Sections 4.02 and 4.04) and of making an initial specification for the investment of those contributions. The term "Participation Agreement" means the electronic, paper or other means by which an Active Participant elects to reduce his or her Compensation by a designated amount or make after-tax contributions by payroll deduction.

      (b) Enrollment Date. An Active Participant's enrollment shall be effective on the first day of the first payroll period that it is administratively practicable after submitting a completed Participation Agreement in a manner authorized by the Plan Administrator.

      (c) Changes in Enrolled Status. An Active Participant may change his or her enrolled status, including the level of contributions and selected investments, only as provided in Articles 4 and 5. A Participation Agreement shall remain in effect until revoked or amended, except that the Plan Administrator may temporarily suspend a Participation Agreement to the extent necessary to limit an Active Participant's pre-tax contributions as provided in
Section 4.02(c), 4.02(f), or 7.08(c)(2), or after-tax contributions as provided in Section 4.04(b), 4.04(c) or 7.08(c)((2). An amendment or revocation of a Participation Agreement shall be effective on the first day of the first payroll period that it is administratively practicable after the Plan Administrator receives the Active Participant's election. After a revocation, a new Participation Agreement shall be effective no earlier than the start of the next payroll period or as soon as is administratively practicable after the date on which the revocation is effective, or such other date as the Plan Administrator in its discretion may determine.

                                    ARTICLE 4

                          CONTRIBUTIONS AND ALLOCATIONS

      SECTION 4.01 SOURCES OF CONTRIBUTIONS AND ALLOCATIONS TO ACCOUNTS.

      (a) Sources and Forms of Contributions. Both the Company and Covered Employees may make contributions to the Plan. Contributions by the Company may be in the form of pre-tax contributions authorized by Active Participants and Company discretionary contributions. Contributions by Active Participants include after-tax and rollover contributions. Company discretionary contributions may be made irrespective of the Company's current and accumulated earnings and profits. Contributions shall be made in cash, except that Company discretionary contributions shall be made in cash or other property, including Company Stock, which is acceptable to the Trustee as a Trust investment.

      (b) Allocation of Contributions and Individual Accounts. Contributions made by the Company and by Employees shall be allocated to individual Accounts maintained on the books and records of the Trust Fund for each Participant. Credits to Accounts shall be made in accordance with the allocation process described in this Article 4 for contributions; credits and charges shall be made for the allocation of earnings, gains, losses, and expenses as described in
Article 5; and charges shall be made for distributions made pursuant to Article
7. The maintenance of individual accounts is only for accounting purposes, and except as provided otherwise in the Plan or as determined by the Trustee in accordance with the written powers granted to the Trustee, a segregation of the assets of the Trust Fund to each Account shall not be required. The fact that individual accounts are maintained shall not be construed to mean that any Participant or Beneficiary has title to any specific assets of the Trust Fund.

      SECTION 4.02 PRE-TAX EMPLOYEE CONTRIBUTIONS.

      (a) Amount. For each payroll period, an Active Participant may, but is not required to, direct the Company to make cash contributions to a Pre-Tax Employee Contribution Account (which contributions are not includible in the Active Participant's gross income for federal income tax purposes) in any whole percentage, from 1% to a maximum percentage of 75%, of Compensation for Deferrals.

      (b) Payment. Contributions directed by Active Participants under this section shall be made by the Company through salary reduction, and shall be paid to the Trust Fund under procedures established by the Plan Administrator but no later than the earlier of the earliest date on which the contributions reasonably can be segregated from the Company's general assets, or the 15th business day of the month following the month in which such amounts would otherwise have been payable to the Participant in cash.

      (c) General Limits. The Plan Administrator may reduce the pre-tax contributions of any Active Participant so that neither the Total Additions limit of Code Section 415(c) nor the limit imposed by Code Section 402(g), as adjusted, are exceeded. In addition, pre-tax contributions are subject to the limitations of this paragraph. To ensure that these limitations are met, the Plan Administrator shall have the right to limit or restrict the future pre-tax contributions of Highly Compensated Participants in such manner as the Plan Administrator determines necessary.

      (d)   Average Deferral Percentage Limit.

            (1) Subject to Section 4.02(c) above, the rules of this Subsection 4.02(d) shall apply in limiting the amount of an Active Participant's pre-tax contributions. For purposes of this Subsection 4.02(d) and Subsection 4.02(e) below, the term "Active Participant" includes anyone who was an Active Participant at any time during the Plan Year.

                  (A) the Average Deferral Percentage of Highly Compensated Participants for the Plan Year may not be more than the Average Deferral Percentage of all other Active Participants for the same Plan Year multiplied by 1.25, or

                  (B) the Average Deferral Percentage of Highly Compensated Participants for the Plan Year may not be more than the Average Deferral Percentage of all other Active Participants for the same Plan Year multiplied by 2.0, and the excess of the Average Deferral Percentage of Highly Compensated Participants for the Plan Year over that of all other Active Participants for the same Plan Year may not be more than two percentage points, or such lesser amount as the Secretary of the Treasury shall prescribe.

            (2) If those Active Participants who fail to satisfy the requirements of Code Section 410(a)(l) satisfy the requirements of Code
      Section 410(b)(l) when tested separately, then those non-Highly Compensated Participants who fail to satisfy the requirements of Code
      Section 410(a)(1)(A) may be excluded from testing under this Section.

      (e)   Correction of Excess Contributions.

            (1) In any Plan Year in which neither of the tests described in paragraph (d) are satisfied, and the Company elects not to make a Qualified Nonelective Contribution in the amount needed to satisfy one of the tests, the pre-tax contributions, and income and losses thereon, of Highly Compensated Participants shall be reduced to the extent necessary to satisfy at least one of the tests, as determined by the Plan Administrator.

            The total excess contributions to be refunded shall equal the aggregate amount of contributions taken into account in determining the Average Deferral Percentage of Highly Compensated Participants for the Plan Year in excess of the maximum amount of such contributions needed to pass a test under paragraph (d) above, determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of Average Deferral Percentages beginning with the highest of such percentages.

            The total excess contributions shall be refunded to Highly Compensated Participants on the basis of the amount of contributions made by, or on behalf of, each such Participant, i.e., the pre-tax contributions of the Highly Compensated Participant with the greatest pre-tax contributions shall be refunded until his or her pre-tax contributions equal the pre-tax contributions of the Highly Compensated Participant with the next highest dollar amount of pre-tax contributions or, if less, the total of all excess contributions. If the amount refunded is less than the total excess contributions, the process shall be repeated by similarly reducing, in descending order by amount of pre-tax contributions, the pre-tax contributions of the remaining Highly Compensated Participants until the excess is eliminated. After all such distributions have been made, the requirements of paragraph (d) shall be deemed to be satisfied.

            The excess contributions to be distributed to a Participant for the Plan Year shall be reduced by any excess deferrals previously distributed to such Participant for the calendar year ending within the Plan Year. In no case may the amount of excess contributions to be distributed to any Participant exceed his or her pre-tax contributions for the Plan Year.

            (2) The pre-tax contributions reduced by the application of this paragraph shall be returned to the Highly Compensated Participant, along with income on the excess, no later than twelve months following the end of the Plan Year in which the excess contributions were made, or as soon as practicable. If the entire Pre-Tax Contribution Account of a Highly Compensated Participant is distributed during the Plan Year in which the excess contributions arose, the distribution is deemed to have been a corrective distribution of excess contributions and income to the extent that a corrective distribution would otherwise have been required.

            (3) The income or loss allocable to excess contributions is determined pursuant to Section 5.02.

            The method elected by the Plan Administrator to compute income shall be used consistently for all Participants and for all corrective distributions for the Plan Year.

      (f)   Limits on Individual Pre-Tax Contributions.

            (1) The Company shall make pre-tax contributions for the calendar year with respect to an Active Participant in the amount elected by the Active Participant but, except as permitted by Code Section 414(v) and
      Section 4.03 of the Plan, not exceeding the annual limit on elective deferrals determined under Code Section 402(g) when aggregated with any previous deferrals by the Active Participant pursuant to any other cash or deferred arrangement maintained by the Company under Code Section 401(k).

            (2) If, in any calendar year, an Active or Former Active Participant's aggregate pre-tax contributions under this Plan and any other plan in which the Active or Former Active Participant participates exceeds the statutory dollar limitation of (1) above, then no later than the first March 1 following the close of the calendar year, the Participant shall notify the Plan Administrator, in a manner acceptable to the Plan Administrator, and shall:

                  (A) specify the amount of excess deferrals that the Active or Former Active Participant allocated to this Plan for the preceding calendar year and for which he or she claims a distribution; and

                  (B) specify that if such excess deferral is not distributed, the excess plus amounts deferred under other plans or arrangements will exceed the statutory dollar limitation imposed for the calendar year under Code Section 402(g).

            If any Active or Former Active Participant timely submits this notification to the Plan Administrator, then notwithstanding any other provision of this Plan, no later than the first April 15 following the close of the calendar year, any excess deferral allocated to this Plan and income allocable thereto shall be distributed to the Active or Former Active Participant. The excess deferrals that may be distributed with respect to an Active or Former Active Participant for a calendar year shall be reduced by any excess contributions previously distributed under
      Section 4.02(e) above with respect to such Active or Former Active Participant for the Plan Year beginning with or within the calendar year. Excess deferrals plus any income and minus any loss allocable thereto shall be designated by the Plan Administrator as distributions of excess deferrals (and income) and distributed by the April 15 following the close of the Plan Year for which such deferrals are made.

            The income or loss allocable to excess deferrals shall be determined pursuant to Section 5.02.

      (g) Allocation. Subject to Section 8.05, the Trustee shall allocate a contribution made pursuant to this section to the Participant's Pre-Tax Employee Contribution Account as of the Accounting Date immediately following the date the contribution was made.

      (h) Vesting. A Participant's Pre-Tax Employee Contribution Account shall be 100% nonforfeitable at all times (subject, however, to investment gains and losses).

      (i) Investments. Pre-tax Employee contributions authorized by an Active Participant and allocated to a Pre-Tax Employee Contribution Account shall be invested as directed by the Participant in accordance with Section 5.01.

      SECTION 4.03 CATCH-UP EMPLOYEE CONTRIBUTIONS. All Active Participants who are eligible to make pre-tax contributions through salary reduction under this Plan and who have attained age 50 before the close of the calendar year shall be eligible to authorize the Company to make catch-up contributions on their behalf for that calendar year in accordance with, and subject to the limitations of, Code Section 414(v), related Treasury regulations or other IRS guidance, the 75% of Compensation for Deferrals limit on total pre-tax contributions, including catch-up contributions, in Section 4.02(a), and any administrative procedures established by the Plan Administrator.

      Such catch-up contributions shall not be taken into account for purposes of Plan provisions implementing the required limitations of Code Section 402(g) and Code Section 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan which implement the nondiscrimination, coverage, or minimum contribution requirements of Code Section 401(k)(3),

401(k)(11), 401(k)(12), 410(b) or 416, as applicable, by reason of the making of catch-up contributions.

      Catch-up contributions shall be 100% vested and nonforfeitable at all times. Catch-up contributions may be deemed a separate Account or as part of the Participant's Pre-Tax Contribution Account, as determined by the Plan Administrator. Catch-up contributions shall be treated in the same manner as all other pre-tax contributions under the Plan for purposes of distributions from the Plan under Articles 6 and 7, investments under Article 5, and annual adjustments under Article 5.

      SECTION 4.04 AFTER-TAX EMPLOYEE CONTRIBUTIONS.

      (a) Non-Tax Deductible. Each Active Participant may make cash contributions to an After-Tax Employee Contribution Account, which contributions are not tax-deductible by the Participant for federal income taxes, but on which earnings, if any, will accumulate in the Trust Fund on a tax-deferred basis until distribution.

      (b)   Amount. Subject to the overriding limitations of Section 4.04(c) and
Section 8.05, an Active Participant may make after-tax Employee contributions for any payroll period in an amount that does not exceed 10% of the Active Participant's Compensation for Deferrals for the payroll period.

      An Active Participant may file an advance election with the Plan Administrator, in a manner prescribed by the Plan Administrator, specifying the percentage of his or her Compensation for Deferrals to be contributed by payroll deduction. An Active Participant's election to make after-tax contributions shall remain in effect until revoked or changed by the Participant or restricted pursuant to Section 7.08(c)(2). An Active Participant may revoke his or her election or increase or decrease the percentage of after-tax contributions at any time by filing a new election with the Plan Administrator, in a manner prescribed by the Plan Administrator, which change shall be implemented as of the first day of the first payroll period that it is administratively practicable.

      (c) Limitations. An Active Participant's after-tax contributions shall be limited by the rules of this subsection 4.04(c). For purposes of Subsections 4.04(c) and (d), the term "Active Participant" shall include anyone who was an Active Participant at any time during the Plan Year.

            (1)   Each Plan Year,

                  (A) the Average Contribution Percentage of Highly Compensated Participants for the Plan Year may not be more than the Average Contribution Percentage of all other Participants for the same Plan Year multiplied by 1.25, or

                  (B) the Average Contribution Percentage of Highly Compensated Participants for the Plan Year may not be more than the Average Contribution Percentage for all other Active Participants for the same Plan Year multiplied by 2.0, and the excess of the Average Contribution Percentage of Highly Compensated Participants for the Plan Year over that of all other Active

            Participants for the same Plan Year may not be more than two percentage points, or such lesser amount as the Secretary of the Treasury may prescribe.

            (2) If, for any Plan Year, those Active Participants who fail to satisfy the requirements of Code Section 410(a)(1) satisfy the requirements of Code Section 410(b)(1) when tested separately, then those non-Highly Compensated Participants who fail to satisfy the requirements of Code Section 410(a)(l) may be excluded from testing under this section.

      (d)   Correction of Excess Contributions.

            (1) In any Plan Year in which neither of the tests described in paragraph (c) above are satisfied, and the Company elects not to make a Qualified Nonelective Contribution in the amount needed to satisfy one of the tests, after-tax contributions by Highly Compensated Participants, and income and losses thereon, shall be reduced to the extent necessary to satisfy at least one of the tests, as determined by the Plan Administrator.

                  (A) The total excess aggregate contributions to be refunded shall equal the aggregate amount of contributions taken into account in determining the Average Contribution Percentage of Highly Compensated Participants for the Plan Year in excess of the maximum amount of such contributions permitted under paragraph (c) above determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of their Average Contribution Percentages beginning with the highest of such percentages. The total excess aggregate contributions shall be refunded to Highly Compensated Participants on the basis of the amount of contributions by, or on behalf of, each such Participant, i.e., the contributions which are tested under this section of the Highly Compensated Participant with the greatest such contributions shall be refunded to the extent that his or her contributions remaining in the Plan equal the contributions tested under this section of the Highly Compensated Participant with the next highest dollar amount of such contributions or, if less, the total of all excess aggregate contributions. If the amount refunded is less than the total excess aggregate contributions, the process shall be repeated by similarly reducing, in descending order by amount of contributions of the remaining Highly Compensated Participants until the excess is eliminated. After all such distributions have been made, the requirements of paragraph (c) shall be deemed to be satisfied.

                  (B) The after-tax contributions reduced by the application of this paragraph, and the income on those contributions shall be distributed to the Highly Compensated Participant no later than twelve months following the end of the Plan Year in which the excess contributions were made, or as soon as practicable.

            (2) In no case shall the amount of excess aggregate contributions with respect to any Participant exceed the amount of after-tax contributions on behalf of such Highly Compensated Participant for the Plan Year.

            (3) The income or loss allocable to excess aggregate contributions is determined pursuant to Section 5.02. The method elected by the Plan Administrator to compute income shall be used consistently for all Participants and for all corrective distributions for the Plan Year.

      (e) Payment. Contributions by Active Participants under this section shall be made in such manner, and at such times during the Plan Year as prescribed by the Plan Administrator and shall be paid to the Trust Fund no later than the earlier of the earliest date the contributions can reasonably be segregated from the Company's general assets, or the 15th business day of the month following the month in which such amounts are received from the Active Participant.

      (f) Withdrawals. Upon request at any time, in a manner acceptable to the Plan Administrator and pursuant to Section 7.06, a Participant may withdraw the lesser of the dollar amount of his or her aggregate after-tax contributions, plus earnings thereon, if any, or the current value of his or her After-Tax Employee Contribution Account attributable to such contributions and earnings. Any withdrawal shall be taken first from after-tax contributions made prior to January 1, 1987, if any (excluding any income earned thereon), until exhausted, and then from after-tax contributions made after December 31, 1986 plus any income earned thereon and income earned on after-tax contributions made prior to January 1, 1987.

      (g) Vesting. The balance in a Participant's After-Tax Employee Contribution Account shall be 100% nonforfeitable at all times (subject, however, to investment gains and losses and allocable expenses) and shall be payable from the Plan in accordance with Articles 6 and 7, or pursuant to paragraph (f) of this section.

      (h) Investments. After-tax Employee contributions made by an Active Participant and allocated to an After-Tax Employee Contribution Account shall be invested in such investments as directed by the Participant in accordance with
Section 5.01.

      SECTION 4.05 ROLLOVER CONTRIBUTIONS.

      (a) Eligibility. Any Active Participant may contribute, or authorize the contribution of, an Eligible Rollover Distribution in the form of cash or such other form permitted by the Plan Administrator, provided that the Plan Administrator reasonably concludes that the contribution qualifies for rollover treatment under Code Section 402(c) or 408(d)(3)(A)(ii).

      The Plan will accept direct rollovers of distributions made from a qualified plan described in Code Section 401(a) or a qualified annuity plan described in Code Section 403(a), including after-tax employee contributions, and the Plan will accept Participant contributions of an eligible rollover distribution from a qualified plan described in Code Section 401(a) or a qualified annuity plan described in Code Section 403(a) and of the portion of a distribution from an individual retirement account or annuity described in
Section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income, but only if the individual retirement account or annuity is a conduit for distributions received from a plan whose distribution otherwise could have been accepted by the Plan.

      In the event that a rollover contribution to this Plan is later found to be invalid, the Trustee, at the direction of the Plan Administrator, shall distribute that contribution, plus earnings thereon, to the Employee as soon as administratively practical.

      (b) Allocation. The Trustee shall allocate an Active Participant's rollover contribution to a Rollover Contribution Account as of the Accounting Date immediately following the date the contribution was made.

      (c) Vesting. A Participant's Rollover Contribution Account shall be 100% nonforfeitable at all times (subject, however, to investment gains and losses and allocable expenses).

      (d) Investment. Rollover contributions made by an Active Participant and allocated to a Rollover Contribution Account shall be invested pursuant to the Active Participant's investment direction under Section 5.01.

      (e) Withdrawals. Upon request at any time, in a manner acceptable to the Plan Administrator and pursuant to Section 7.06, a Participant may withdraw all or part of his or her Rollover Contribution Account adjusted for any prior distributions, withdrawals, expenses, profits and losses.

      SECTION 4.06 MERGED PLAN ACCOUNTS. The Plan Administrator may authorize the acceptance of a transfer of assets and liabilities directly to the Plan from another qualified plan. In any such case, the Plan shall preserve any features of the transferring plan which constitute protected benefits within the meaning of Code Section 411(d)(6).

      A Participant's Merged Plan Account shall vest according to the applicable schedule in Appendix A, and shall be payable to the Participant pursuant to
Article 6 or as otherwise specified in an Appendix to the Plan. Assets in a Merged Plan Account attributable to the transfer of elective deferrals, qualified nonelective contributions, or qualified matching contributions from a Code Section 401(k) plan shall be subject to the restrictions on distributions in Section 7.02(d). Assets in a Merged Plan Account attributable to a transfer from a money purchase pension plan may not be distributed prior to the earlier of termination of employment or attainment of Normal Retirement Age, and are subject to the annuity payment requirements of Section 7.02(c)(3).

      SECTION 4.07 COMPANY DISCRETIONARY CONTRIBUTIONS.

      (a) Amount. The amount of the Company's discretionary contribution to the Plan, if any, for each Plan Year, shall be determined annually by the Company.

      (b) Payment. The Company's discretionary contribution, as determined under paragraph (a), shall be paid to the Trust Fund no later than the due date (including extensions) for the Company's federal income tax return for the taxable year of the Company with respect to which the contribution is made.

      (c) Limitation. In no event shall the Company make a contribution to the Trust Fund which exceeds the amount deductible for the Company's taxable year with respect to which the contribution is made, as determined under Code Section 404.

      (d)   Allocation.

            (1) Subject to Section 8.05, Company discretionary contribution made under this Section shall be allocated as if it had been made as of the last business day of the Plan Year to the Company Contribution Accounts of those Active Participants who:

                  (A) Either received Compensation for Company Contributions during the Plan Year or notwithstanding (d)(1)(D) below, are on full-time hourly Services Microsoft Direct Cost assignment as of the last business day of the Plan Year;

                  (B) Are employed by the Company on the last business day of the Plan Year or, except as provided in Section 4.08, who are on a leave of absence as designated in the Company's Human Resources Information System on that date, or who, during the Plan Year, died, terminated employment at or after Normal Retirement Age, or incurred a Disability; and

                  (C)   Are U.S.-Based Employees;

      or do not meet the requirements of (B) and (C) on the last business day of the Plan Year but were U.S.-Based Employees during the Plan Year and are employed by a Related Entity on the last business day of the Plan Year, provided they are not:

                  (D)   "Full-time hourly" Employees; or

                  (E) Effective prior to the April 1, 2002 to March 31, 2003 Plan Year, Tier I or Tier II executives covered under the Employer's Executive Bonus Plan.

            Such allocation shall be in the same proportion that the Compensation for Company Contributions paid to each such Active Participant while a U.S.-Based Employee during the Plan Year bears to the total of such Compensation for Company Contributions of all such Active Participants for the Plan Year. Such contribution shall not be subject to investment gains or losses until the contribution is allocated by the Trustee and deposited in a Participant's Account.

            (2) To the extent any portion of the discretionary contribution has been designated as Qualified Nonelective Contributions ("QNECs"), such portion shall be allocated under subsection (d)(1) of this section solely among the Pre-Tax Contribution Accounts of eligible Active Participants who are not Highly Compensated Employees and, if such amounts are contributed in the Plan Year following the Plan Year to which they relate, who remain employed by the Employer or Related Entity on the date of the contribution. QNECs shall be fully vested when made and subject to the distribution restrictions of Section 7.02(d).

      (e) Vesting. A Participant's Company Contribution Account shall become 100% nonforfeitable (subject, however, to investment gains and losses and allocable expenses) upon the complete or partial liquidation or dissolution of the Employer, the Active Participant's attainment of Normal Retirement Age, upon the Active or Former Active Participant's Disability while an Employee as provided in Section 6.02, upon the Active or Former Active Participant's death while an Employee as provided in Section 6.03, or upon the Active Participant's completion of seven Years of Service. In all other cases, such Account shall be nonforfeitable in accordance with the following schedule:

                                                          PERCENT VESTED IN COMPANY
    PARTICIPANT'S YEARS OF SERVICE                           CONTRIBUTION ACCOUNT
    ------------------------------                           --------------------
          less than 3 year(s)                                          0%
at least 3 years but less than 4 years                                20%
at least 4 years but less than 5 years                                40%
at least 5 years but less than 6 years                                60%
at least 6 years but less than 7 years                                80%
         7 or more years                                             100%

      (f) Forfeiture Usage. Forfeitures shall occur at the time and in the manner specified by Section 8.02 and shall be used at the discretion of the Plan Administrator, to the pay the administrative expenses of the Plan, to correct administrative errors in allocating contributions or earnings, to reduce Employer contributions, or be allocated along with the Company discretionary contribution.

      (g) Investment. Company contributions allocated to a Participant's Company contribution account shall be invested by the Trustee.

      SECTION 4.08 VETERANS' CONTRIBUTIONS. To the extent required by USERRA and Code Section 414(u), an Active Participant who was in Qualified Military Service and is reemployed by the Company as a Covered Employee shall be entitled to make additional pre-tax contributions, catch-up contributions, and after-tax contributions in an amount equal to the maximum amount of pre-tax contributions and after-tax contributions the Participant would have been permitted to make under the Plan during the period of Qualified Military Service if he or she had continued to be employed by the Company during such period. Such contributions may be made during the period which begins on the date of the reemployment of such Covered Employee with the Company and has the same length as the lesser of:

      (a) three times the period of Qualified Military Service which resulted in such rights; and

      (b)   five years.

      In addition, upon reemployment with the Company of a Covered Employee who was in Qualified Military Service, the Company shall make any discretionary contributions on behalf of such Covered Employee as required under Code Section 414(u)(8) and USERRA. In determining the amount of such contributions and notwithstanding any other provision of the Plan, the special rules contained in Code Section 414(u) shall apply.

      All veterans contributions made under this Section 4.08 shall be subject to the limits of Code Sections 402(g), 404(a) and 415(c) for the calendar year or Plan Year to which the contributions relate and not for calendar year or the Plan Year the contributions are made, and any such contributions shall not cause the Plan to fail the ADP or ACP tests described in Sections 4.02 and 4.04 for the year to which the contributions relate.

      SECTION 4.09 CORRECTIVE CONTRIBUTIONS OR RE-ALLOCATIONS. If, with respect to any Plan Year, any Participant's Account is credited with an incorrect amount of pre-tax, catch-up, after-tax, or Company contributions or earnings to which such Participant is entitled under the Plan, or if an error is made with respect to the investment of the assets of the Trust Fund, which error results in an incorrect amount being credited to Participant's Account at any time, remedial action may be taken in accordance with this section. In such event, the Plan may, at any time, and retroactively if determined to be necessary by the Plan Administrator, adjust, including debiting, such Account balances to the extent necessary to reflect the Account balances which would have existed had no such error been made. Further, the Company may make additional contributions to the Account of any affected Participant to place the affected Participant's Account in the position that would have existed if the error had not been made. Any Account adjustments or additional contributions made under this section shall be made on a uniform and non-discriminatory basis.

      SECTION 4.10 REVERSION. In no event shall any contribution by the Company to the Trust Fund, or income on any such contribution, revert to the Company, except to the extent as provided by this paragraph. All amounts paid to the Trust Fund pursuant to this section by the Company shall be used and applied for the exclusive benefit of Participants and for payment of Plan expenses. Notwithstanding the foregoing or any other provision of the Plan to the contrary, a contribution made to the Plan by the Company may be returned to the Company if:

      (a) such contribution is made by the Company by mistake of fact, provided that the contribution is returned to the Company within one year after payment of the contribution, does not include earnings on the contribution, is reduced by losses, and does not reduce a Participant's Account below the balance which would have been in his or her Account had the mistaken amount not have been contributed;

      (b) a deduction claimed by the Company on its federal income tax return under Code Section 404 for a Plan contribution is subsequently denied, in whole or in part, provided that the contribution or portion for which the deduction is denied is returned to the Company within one year after the disallowance of the deduction; or

      (c) the Plan is terminated and there is a balance in a special suspense account created under Section 8.05, in which case such balance, which may include forfeitures, may be returned to the Company, if permitted by ERISA. Any pre-tax Employee contributions, other than those made by mistake of fact in excess of the amount of an Active Participant's election for such contributions, which are returned to the Company, and any earnings (or losses) thereon, shall be distributed in cash to the Participant on whose behalf the contributions were made.

      SECTION 4.11 DEFINITIONS. For purposes of this Article 4,

      (a)   (1)   (A) "Average Contribution Percentage" for a specified group of
      Participants who were Active Participants at anytime during a given Plan Year means the average of the ratios ("contribution percentages") calculated for each Active Participant in the group, of:

                  (B) the sum of after-tax contributions (other than after-tax contributions which are returned to the Participant as excess total additions and payments on a Plan loan which is in default and deemed to be distributed), and if the Plan Administrator elects and the non-discrimination requirements of Reg. Section 1.401(m)-1(b)(5) are met, pre-tax contributions (but excluding pre-tax contributions which are returned to the Employee as excess Total Additions), and Qualified Nonelective Contributions made to the Plan, to

                  (C) the Active Participant's compensation, as defined in Code Section 414(s), excluding compensation for any period during which the Active Participant was ineligible to make after-tax contributions.

      In order to be taken into account under this section, Qualified Nonelective Contributions must be allocated as of a date within the Plan Year, and must actually be paid to the Trust Fund no later than the end of the 12-month period following the end of the Plan Year for which the contribution will be used in computing the Average Contribution Percentage for the group of Highly or non-Highly Compensated Participants.

            (2) If this Plan and any other plan of the Employer or Related Entity to which after-tax contributions or pre-tax contributions are made have the same Plan Year, and are treated as one plan for purposes of Code
      Section 401(a)(4) and 410(b), they shall be treated as one plan for purposes of this paragraph, provided that, for any testing year, they each use the Current Year Testing Method, or they each use the Prior Year Testing Method. Unless mandatorily disaggregated under Reg. Section 1.410(b)-7(c), if a Highly Compensated Participant is a member of two or more plans of the Employer or Related Entity to which such contributions are made, all such plans with Plan Years ending with or within the same calendar year, shall be aggregated for purposes of this section.

            (3) Pre-tax contributions and Qualified Nonelective Contributions which are used under paragraph (b)(l)(A) may not be tested under this section. The Average Deferral Percentage test of Section 4.02(d) must be met before, and must continue to be met after, any pre-tax contributions and Qualified Nonelective Contributions are used under this section.

      (b)   (1)   "Average Deferral Percentage" of a specified group of
      Participants who were Active Participants at any time during a given Plan Year means the average of the ratios ("deferral percentages") calculated for each Active Participant in the group of:

                  (A) the pre-tax contributions made by the Participant for the Plan Year and, if the Plan Administrator elects, and the non-discrimination requirements of Reg. Section 1.401(k)-l(b)(5) are met, Qualified Nonelective Contributions, excluding pre-tax contributions which are returned to the Participant as excess Total Additions and pre-tax contributions which are tested under paragraph (a)(l), to

                  (B) the Active Participant's compensation, as defined in Code Section 414(s), but excluding compensation for any period during which the Active Participant was ineligible to make pre-tax contributions

      In order to be taken into account under this section, Qualified Nonelective Contributions must be allocated as of a date within the Plan Year, and must actually be paid to the Trust Fund no later than the end of the 12-month period following the end of the Plan Year for which the contribution will be used in computing the Average Deferral Percentage of the group of Highly or Non-Highly Compensated Participants.

            (2)   (A)   If this Plan and any other plan with a cash or deferred
            arrangement maintained by the Employer or Related Entity have the same Plan Year, and are considered as one plan for purposes of Code Sections 401(a)(4) and 410, they shall be treated as one plan for purposes of this paragraph, provided that, for any testing year, they each use the Current Year Testing Method, or they use the Prior Year Testing Method.

                  (B) Unless mandatorily disaggregated under Reg. Section 1.410(b)-7(c), if any Highly Compensated Participant is a member of two or more cash or deferred plans maintained by the Employer or Related Entity, all such plans with Plan Years ending with or within the same calendar year shall be treated as one plan for purposes of determining the Participant's deferral percentage.

            (3) Pre-tax contributions by non-Highly Compensated Participants in excess of the limit specified in Section 4.02(f) shall not be taken into account to the extent that the excess deferrals are made under this Plan or another plan maintained by the Employer or Related Entity.

      (c) "Testing Year" means the Plan Year for which the Average Deferral Percentage or Average Contribution Percentage for Highly Compensated Participants is being tested.

      (d) "Prior Year" means the Plan Year immediately preceding the testing year.

      (e) "Current Year Testing Method" means data from the testing year is used in determining the Average Deferral Percentage or Average Contribution Percentage for non-Highly Compensated Participants.

                                    ARTICLE 5

                      INVESTMENT AND VALUATION OF ACCOUNTS

      SECTION 5.01 INVESTMENT ELECTIONS.

      (a)   Investment Options.

            (1) Any Participant may invest all or part of his or her Pre-Tax Employee Contribution, Catch-Up Employee Contribution, After-Tax Employee Contribution, Merged Plan, and Rollover Contribution Accounts, and that portion of the Participant's Company Contribution Account that could be distributed to the Participant pursuant to Section 7.10 or 7.11, in any one or more of such investment fund or funds as are made available from time to time by the Trustee at the direction of the Plan Administrator. The Plan Administrator retains the right, at any time, to change or remove the available investment funds, to suspend the use of any separate investment fund, and to suspend the right of Participants to direct the investment of their Accounts. The Plan Administrator shall notify Participants of such suspension or change at the time and in the manner required by ERISA. The fact that a particular investment fund is available to Participants for investment under the Plan is not, and shall not, be construed as a recommendation for investment in such investment fund. Neither the Trustee, the Company, nor the Plan Administrator is empowered to, or may advise a Participant as to the manner his or her Account shall be invested.

            (2) A Participant may direct the investment of the vested balance in his or her Company Contribution Account and make in-kind transfers of Company Stock to other Accounts if:

                  (A) the Active or Former Active Participant is at least age 59-1/2; or

                  (B) the Active or Former Active Participant is at least age 55 and has completed either 10 Years of Service or 10 years of Plan participation; or

                  (C) regardless of age or service, the funds are attributable to contributions that have been in the Active or Former Active Participant's Company Contribution Account at least 2 years.

      (b) Method of Election. Each Active Participant shall indicate his or her initial election or change in election for investment of his or her future contributions, and each Participant shall separately indicate his or her initial election or change in election for investment of the balance in his or her Account, in percentage increments thereof, by filing a designation in a manner authorized by the Plan Administrator.

      (c)   Frequency of Election.

            (1) With respect to future contributions, an Active Participant may file a new designation at such time and in such manner set forth in procedures established by the

      Plan Administrator and such designation shall become effective as soon as practical with respect to contributions made following the receipt of the new designation. In the absence of a new election, future contributions shall be invested in the available investment funds in the same proportions as specified in the Participant's most recently filed election. The Account of a Participant who fails to designate any investment option shall be invested in the Plan's money market fund or other short term investment fund most similar to a money market fund then offered under the Plan.

            (2) Any Participant who defers distribution of his or her Account, may request a transfer of monies among the available investment funds at such time and in such manner set forth in procedures established by the Plan Administrator. Such change shall become effective as soon as practicable.

            (3) Upon request of the investment fund manager, the Plan may restrict the number of times within a stated period that a Participant may trade a particular investment fund in order to limit market timing and other trading abuses that adversely affect the Accounts of other Participants.

      (d)   Effects of Investment Directions.

            (1) A Participant directing the investment of his or her Account pursuant to this section shall be entitled only to those earnings and investment gains or losses as are experienced by the segregated portion of his or her Account affected by his or her direction (less any expense incurred and charged to the Trust Fund by the Trustee in carrying out the Participant's investment directions), plus any net change allocated to the part of his or her Account, if any, that has not been segregated and for which he or she does not direct investments.

            (2) The Plan and its operation are intended to comply with the provisions of ERISA Section 404(c) and the regulations thereunder applicable to participant directed investments to the extent contemplated by this Article 4. The Plan Administrator may appoint one or more fiduciaries to assist in compliance with these provisions, which fiduciary or fiduciaries shall generate and disseminate to Participants the information required by the regulations. Except as provided by ERISA
      Section 404(c) and the regulations thereunder, the Trustee shall have no fiduciary responsibility with respect to the selection of the Plan's investment funds, and neither the Employer, the Trustee, nor any other fiduciary with respect to the Plan shall have any liability in connection with any losses that are the direct and necessary result of the investment choices made by Participants. The Trustee's only responsibility shall be with respect to the individual investments of any investment funds that are offered and operated by the Trustee and made available for Participant investments under the Plan, and which are not controlled by an independent investment manager. The only responsibility of the Plan Administrator shall be to review periodically the performance of the investment funds made available under the Plan and to change the available investment funds offered when appropriate.

      SECTION 5.02 VALUATIONS.

      (a) Frequency of Valuations. The Plan Administrator shall direct the Trustee to value the Trust Fund at fair market value on regular Accounting Dates specified by the Plan Administrator, but at least annually.

      (b) Adjustment for Earnings, Gains, Expenses and Losses. Each Participant's Account shall be adjusted as of each Accounting Date for earnings, gains, expenses and losses with respect to the investments of that Account, with such adjustment being determined by an allocation of aggregate earnings, gains, expenses, and losses of the respective investment funds, in proportion to the value of each Participant's Account invested in each investment fund as of the immediately preceding Accounting Date, but taking into account, in a manner determined to be equitable by the Plan Administrator, any contributions to or distributions from Accounts since the immediately preceding Accounting Date. Any determination of gain and loss with respect to Company Stock shall be based on a valuation of the Company Stock made in good faith based upon all relevant factors for determining the fair market value of the Company Stock. General expenses of the Plan not attributable to any particular investment fund or any Participant shall be allocated among Participants' Accounts in proportion to the value of each such Account on the immediately preceding Accounting Date, but again taking into account contributions to and distributions from such Accounts since the immediately preceding Accounting Date, as determined by the Plan Administrator.

      (c) Allocation of Contributions. Finally, after the valuation and adjustment procedures of paragraphs (a) and (b) of this section, contributions made since the last Accounting Date shall be allocated to the respective Accounts of Participants in accordance with the procedures specified in Article
4. Company contributions shall not be credited with investment earnings or losses for the period between the date as of which the Company contribution is allocated and the date on which it is deposited in the Trust Fund.

      SECTION 5.03 PARTICIPANT STATEMENTS. Not less frequently than annually, the Plan Administrator shall deliver to each Participant a statement setting forth the value of the Participant's Account, including a breakdown of the various sub-accounts.

      SECTION 5.04 DIVIDENDS ON COMPANY STOCK. Cash dividends on Company Stock shall be allocated to a Participant's Accounts on the basis of the balance in each Account invested in Company Stock.

      SECTION 5.05 VOTING RIGHTS.

      (a)   General Rule.

            (1) Each Participant shall have the right to instruct the Trustee on how to vote the shares of Company Common Stock (including fractional shares) that are held in the Participant's Account or are attributable to shares in the Company Stock Fund that have been allocated to the Participant's Account. As soon as practicable prior to a vote, the Trustee shall deliver, or cause to be delivered, to each Participant all notices, prospectuses, financial statements, proxies, and proxy soliciting material related to shares of Company Stock held by a Participant's Account or shares in the Company Stock Fund that have been allocated to the Participant's Account. Instructions by Participants to the Trustee shall be made at a time and in a manner prescribed by the Plan Administrator. Any such instructions shall remain in the strict confidence of the Trustee. Shares of Company Stock held in the Accounts of Participants and shares held in the Company Stock Fund by Participants for which no voting instructions are received by the Trustee, shall not be voted by the Trustee.

            (2) With respect to fractional shares of Company Stock attributable to shares in the Company Stock Fund for which the Trustee has received voting instructions, the Trustee shall aggregate all such fractional shares for which the same instructions have been received into whole shares and shall vote such whole shares as instructed. Any remaining fractional shares shall not be voted.

      (b)   Tender Offers.

            (1) In the event of a tender offer for any Company Stock held in the Plan, the Trustee shall as promptly as practicable request of each Participant instructions as to whether to tender the Company Stock that is attributable to shares in the Company Stock Fund which have been allocated to the Participant's Account. Any such instructions shall remain in the strict confidence of the Trustee. The Trustee shall not tender any shares of Company Stock attributable to shares in the Company Stock Fund for which no instructions were received.

            (2) With respect to fractional shares of Company Stock attributable to shares in the Company Stock Fund for which instructions to tender are received, the Trustee shall aggregate all such fractional shares for which instructions to tender have been received into whole shares and shall tender such whole shares as instructed. Any remaining fractional shares shall not be tendered.

                                    ARTICLE 6

                 RETIREMENT AND OTHER TERMINATION OF EMPLOYMENT

      SECTION 6.01 RETIREMENT.

      (a) Normal Retirement Age. An Active Participant may retire when he or she attains Normal Retirement Age. An Active Participant who continues to be actively employed by the Company after Normal Retirement Age shall continue to be an Active Participant in the Plan as long as he or she remains a Covered Employee. An Active Participant who attains Normal Retirement Age while an Employee shall be 100% vested in his or her Account, and if he or she retires under this section, shall be entitled to distribution of his or her Account balance at the time and in the manner provided by Article 7.

      (b)   Grandfathered Retirement Distributions. A Participant who:

            (1)   is not a 5 Percent Owner; and

            (2)   attains age 70-1/2 prior to January 1, 2002,

may elect to receive payment of his or her Account while in the employ of the Employer or Related Entity as of the April 1st of the calendar year following the calendar year in which the Participant attains age 70-1/2, or as of any later date.

      SECTION 6.02 DISABILITY. An Active Participant who becomes Disabled while an Employee, or a Former Active Participant who becomes Disabled while an Employee of a Related Entity shall become 100% vested and shall be entitled to distribution of his or her Account balance at the time and in the manner provided by Article 7.

      SECTION 6.03 DEATH. In the event of the death of an Active Participant who is an Employee or a Former Active Participant who is an Employee of a Related Entity, the entire balance of the Active Participant's Account shall become 100% vested and payable to the Participant's Beneficiary as designated to the Plan Administrator and shall be distributed at the time and in the manner provided by
Article 7. If a Former Active Participant dies, his or her Beneficiary shall be entitled to the vested balance in the Former Active Participant's Account.

      SECTION 6.04 DESIGNATION OF BENEFICIARY.

      (a) Active or Former Active Participant. An Active or Former Active Participant's designation of Beneficiary shall be made in a manner authorized by the Plan Administrator and filed with the Plan Administrator in a manner as communicated to Participants. Such designation may be changed from time to time by the Active or Former Active Participant by filing a new designation with the Plan Administrator.

      (b)   Surviving Spouse or Alternate Payee.

      The Surviving Spouse of an Active or Former Active Participant, or an Alternate Payee under a qualified domestic relations order shall have the right to file with the Plan Administrator a designation of Beneficiary under the following circumstances and according to the Plan's procedures:

            (1) An Active or Former Active Participant's Surviving Spouse may do so for purposes of Section 7.13.

            (2) An Alternate Payee under a qualified domestic relations order who is designated under that order to be treated as a Surviving Spouse may do so to the extent consistent with such Alternate Payee's rights under the order.

            (3) If a Beneficiary survives the Active or Former Active Participant but fails to collect all amounts payable on behalf of the Beneficiary from the Active or Former Active Participant's Account, the balance shall be paid to the Beneficiary's designated Beneficiary.

      (c)   Special Rules.

            (1) In any case where the Active or Former Active Participant is married and has designated a primary Beneficiary other than his or her Spouse, the Active or Former Active Participant's Spouse must sign the designation form which either must:

                  (A) designate a specific Beneficiary that cannot be changed without subsequent spousal consent; or

                  (B) permit subsequent designations by the Active or Former Active Participant without any requirement of further consent by the Spouse, and the Active or Former Participant must have waived any qualified preretirement survivor annuity with the consent of his or her Spouse, as provided under Section 7.04. In each case, the Spouse's written consent must acknowledge the effect of the Active or Former Participant's designation of a Beneficiary other than the Spouse, and the Spouse's signature must be witnessed by a notary public.

            (2) If any Participant who is entitled to designate a Beneficiary under (a) or (b) above fails to designate a Beneficiary, or if all Beneficiaries predecease the Participant, any balance in his or her Account shall be paid to the individual (or to the individuals in equal shares, per capita) in the first of the following classes of successive preference Beneficiaries in which there shall be any individual surviving such Participant:

                  (A)   His or her Spouse;

                  (B) His or her children (or children of deceased children, by right of representation);

                  (C)   His or her parents; or

                  (D) His or her brothers and sisters (or children of deceased brothers and sisters, by right of representation).

      In the event of the failure of all of the above categories, then the death benefits shall be paid to the Participant's estate.

      In determining who are "children" for the purposes of paragraphs (B) and
(D) above, adopted persons shall be treated as if they were the natural offspring of their adoptive parents.

      Any designation of the Participant's Spouse as a Beneficiary shall automatically and immediately be revoked in the event of the Participant's divorce from his or her Spouse, unless the Participant re-designates his or her Spouse as Beneficiary subsequent to the date of divorce.

      (3) In the event the Participant's Beneficiary disclaims his or her interest in any amounts payable from the Plan,

                  (A) if the designation of Beneficiary expressly specifies a contingent Beneficiary the disclaimed amounts shall be payable from the Plan to the contingent Beneficiary so specified, or

                  (B)   if either:

                        (i) the designation of Beneficiary does not expressly specify to which contingent Beneficiary the disclaimed amount shall pass, or

                        (ii)  there is no effective designation of Beneficiary,

            the disclaimed amounts shall be payable from the Plan as if the Beneficiary had predeceased the Participant.

      The Plan Administrator shall have no obligation to establish the validity of any notarized disclaimer presented to it.

      SECTION 6.05 TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT, DISABILITY OR DEATH. An Active Participant who terminates employment with the Employer and all Related Employers, and who is not entitled to distribution of his or her nonforfeitable Account balance under any previous section of this Article 6, shall be entitled to distribution of such balance at the time and in the manner provided by Article 7.

                                    ARTICLE 7

                                  DISTRIBUTIONS

      SECTION 7.01 DATE OF DISTRIBUTION. As soon as practicable but not less than 60 days after the Accounting Date following an Active Participant's termination of employment or death, distribution of benefits from the Participant's Account shall commence or be made to the Participant (or to his or her Beneficiary) as of the date elected, or deemed elected, as the case may be, under Section 7.02.

      SECTION 7.02 DISTRIBUTION OPTIONS.

      (a)   Notice of Distribution Options.

            (1) No more than 90 days, but not less than 60 days, before a distribution is made or commences to a Participant, the Plan Administrator shall notify the Participant of the optional forms of payment under the Plan, including a Direct Rollover, the tax consequences of making or not making a Direct Rollover, the manner in which the Participant may apply for benefits, and in the case of an Active or Former Active Participant, of his or her right to defer distribution to Normal Retirement Age.

            (2) If a Participant has received the notice(s) described in (1) above, and makes an election to make, or not make, a Direct Rollover, the Plan Administrator may implement such election less than 30 days after the Participant has received the notice, provided:

                  (A) the Plan Administrator notifies the Participant of his or her right to an election period of at least 30 days following the Participant's receipt of the notice; and

                  (B) the distribution is made at least seven days after the notice is given.

            (3) If a Participant who can be cashed-out under Section 7.03 has received timely notification during the election period of his or her right to elect a Direct Rollover but fails to elect a method of distribution, he or she shall be cashed-out of the Plan with a single sum payment.

      (b) Election. Each Participant shall be entitled to elect, in a manner prescribed by the Plan Administrator, the distribution option by which the nonforfeitable portion of his or her Account shall be distributed and the date on which payments should be made (subject, however, to the limitations in (c) below and Section 7.13, and the cash-out rules in Section 7.03). In the case of the death of a Participant, and subject to Sections 7.03 and 7.13, the Participant's Beneficiary shall be entitled to elect, in a manner prescribed by the Plan Administrator, the form and date of distribution of his or her nonforfeitable Account balance. A Participant may elect only one distribution option, unless he or she elects a Direct Rollover of less than the full nonforfeitable balance of the Account pursuant to paragraph (c)(2) below, and another option for distribution of the remaining balance. The Plan Administrator, upon receipt of the elections filed pursuant to this section, shall direct the Trustee as to the time and manner of distribution.

      (c) Options. The following distribution options are available to a Participant who is entitled to receive benefits, except as otherwise limited in paragraphs (c)(2) below and Sections 7.03 and 7.13:

            (1)   A single sum payment;

            (2) A Direct Rollover of the Active or Former Active Participant's nonforfeitable Account balance to the trustee or other fiduciary of an Eligible Retirement Plan, provided that such plan, account or annuity accepts such distributions and provided the Distributee's distribution is $200 or more. If a Distributee elects to have only a portion of his or her Eligible Rollover Distribution paid to an Eligible Retirement Plan, that portion must equal at least $500. No Beneficiary other than the Active or Former Active Participant's Surviving Spouse or an Alternate Payee may elect this option; or

            (3) In the case of an Active or Former Active Participant with a Merged Plan Account attributable to assets transferred from a money purchase pension plan, a non-transferable annuity contract providing:

                  (A) a qualified joint and survivor annuity, in the case of an Active or Former Active Participant with a Spouse on his or her Starting Date; or

                  (B) a Lifetime Annuity in the case of an Active or Former Active Participant without a Spouse on his or her Starting Date, as provided in Section 7.04.

      (d)   Distribution Limitations.

            (1) Pre-tax and catch-up contributions may be distributed only if any required Active or Former Active Participant or spousal consent or election is obtained, and only as:

                  (A)   permitted under Article 6;

                  (B)   required by Section 4.02(e), 4.02(f), 4.04(c), 4.04(d)
            or 8.05(d), to correct Excess Contributions, Excess Aggregate Contributions, Excess Deferrals, or excess Total Additions;

                  (C)   permitted by the hardship withdrawal provisions of
            Section 7.08;

                  (D) required or permitted by a qualified domestic relations order as defined in Code Section 414(p), and determined to be such by the Plan Administrator to an Alternate Payee;

                  (E) permitted by the distribution rules of Code Section 401(k)(10), including termination of the Plan unless the Employer or Related Entity establishes or maintains a successor defined contribution plan [other than an employee stock ownership plan as defined in Code
            Section 4957(e)(7) or 409, or a simplified employee pension plan as defined in Code Section 408(k), or a SIMPLE IRA Plan (as defined in Code Section 408(p)].

            Paragraph (E) shall not apply unless the Active or Former Active Participant receives a lump sum distribution within the meaning of Code
      Section 402(d)(4), without regard to paragraphs (A)(i) through (iv), (B) and (F) of that section. Notwithstanding the preceding sentence, an Active Participant's pre-tax contributions, Qualified Nonelective Contributions, and earnings attributable to these contributions shall be distributed on account of the Active Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

            (2) Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Active Participant's retirement, death, Disability, or severance from employment, and prior to Plan termination, that optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) from a qualified money purchase pension plan (other than any portion of those assets and liabilities attributable to voluntary Employee contributions) in a Merged Plan Account.

      SECTION 7.03 CASH-OUTS. If, as of the Accounting Date immediately preceding the Starting Date, the nonforfeitable Account balance of a Former Active Participant, Beneficiary, or Alternate Payee does not exceed $5,000, then after providing the Notice required in Section 7.02(a), the Plan Administrator shall distribute such Participant's Account without the written consent of the Participant and without the written consent of his or her Spouse, if any, in the case of a Former Active Participant with a Merged Plan Account described in
Section 7.02(c)(3).

      If the Plan does not offer an annuity option and the Employer and any Related Entity does not maintain another defined contribution plan [other than an employee stock ownership plan described in Code Section 4975(e)(7)], distribution may be made upon termination of the Plan without the Active or Former Active Participant's or Spouse's consent. If the Employer or Related Entity maintains a defined contribution plan (other than an employee stock ownership plan), the Participant's Account may be transferred to that Plan without consent. The value of a Participant's nonforfeitable Account balance shall be determined without regard to that portion of the Account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii),
and 457(e)(16) of the Code.

      SECTION 7.04 JOINT AND SURVIVOR ANNUITY REQUIREMENTS.

      (a) Application of Section. The provisions of this section shall apply only to an Active or Former Active Participant with a Merged Plan Account attributable to assets transferred from a money purchase pension plan and shall take precedence over any conflicting provision in the Plan.

      (b) Qualified Joint and Survivor Annuity and Lifetime Annuity. Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the Starting Date, a married Active or Former Active Participant's nonforfeitable Merged Plan Account will be paid in the form of a qualified joint and survivor annuity. Unless an optional form of benefit is selected pursuant to a qualified election (but without regard to the spousal consent requirements) within the 90-day period ending on the Starting Date, an unmarried Active or Former Active Participant's nonforfeitable Merged Plan Account will be paid in the form of a lifetime annuity.

      (c) Qualified Preretirement Survivor Annuity. Unless, pursuant to a qualified election within the election period, an Active or Former Active Participant elects an optional form of benefit or designates a Beneficiary other than his or her Surviving Spouse, upon the death of an Active or Former Active Participant before the Starting Date, the Active or Former Active Participant's entire Merged Plan Account balance will be applied toward the purchase of an annuity for the life of the Active or Former Active Participant's Surviving Spouse commencing as soon as practicable after the Active or Former Active Participant's death; provided, however, that the Surviving Spouse may direct in writing another time or form of benefit payment permitted under the Plan within a reasonable period of time after the Active or Former Active Participant's death.

      (d)   Notice Requirements.

            (1) In the case of a qualified joint and survivor annuity, the Plan Administrator shall provide each Active or Former Active Participant, within at least 60 days and no longer than 90 days prior to the starting date of benefit payments, a written explanation of:

                  (A) the terms and conditions of a qualified joint and survivor annuity;

                  (B) the right of the Active or Former Active Participant to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit;

                  (C) the rights of the Active or Former Active Participant's Spouse; and

                  (D) the right to make and the effect of a revocation of a previous election to waive the qualified joint and survivor annuity.

            (2) In the case of a qualified preretirement survivor annuity, the Plan Administrator shall provide each Active Participant or Former Active Participant with a written explanation of the qualified preretirement survivor annuity, in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph
      (d)(l) above applicable to a qualified joint and survivor annuity. The written explanation shall be provided to each Active Participant or Former Active Participant within whichever of the following periods ends last:

                  (A) the period beginning on the first day of the Plan Year in which the Active or Former Active Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Active or Former Active Participant attains age 35;

                  (B) a reasonable period after the individual becomes an Active Participant;

                  (C) a reasonable period after the Plan ceases to fully subsidize the cost of the qualified preretirement survivor annuity;

                  (D) a reasonable period after this Section 7.04 begins to apply to the Active Participant; and

                  (E) a reasonable period after termination of employment in the case of an Active Participant who terminates before attaining age 35.

            (3) Notwithstanding the other requirements of this paragraph (d), the notice prescribed by paragraph (1) or (2), as the case may be, of this paragraph (d) need not be given to an Active or Former Active Participant if the qualified joint and survivor annuity or the qualified preretirement survivor annuity, as the case may be, may not be waived (or another benefit or Beneficiary selected) and if the Plan fully subsidizes the costs of such benefit. For purposes hereof, the Plan fully subsidizes the costs of a benefit if the failure to waive such benefit by an Active or Former Active Participant would not result in a decrease in any Plan benefits with respect to such Active or Former Active Participant and would not result in increased contributions from the Active or Former Active Participant.

      (e) Special Definitions. For purposes of this section, the following terms shall have the meanings indicated:

            (1) "election period" means the period which begins on the first day of the Plan Year in which the Active or Former Active Participant attains age 35 and ends on the date of his or her death; if an Active of Former Active Participant separates from service prior to the first day of the Plan Year in which he or she attains age 35, with respect to the Merged Plan Account balance as of the date of separation, the election period shall begin on the date of separation. An Active Participant's election period may begin on the date he or she first becomes an Active Participant, even though he or she has not reached age 35, provided that he or she then receives a written explanation of the qualified preretirement survivor annuity, as described in paragraph (d)(2) above, and he or she is given another election period at age 35 as provided herein.

            (2) "earliest retirement age" means the earliest date on which, under the Plan, the Active or Former Active Participant could elect to receive retirement benefits.

            (3) "lifetime annuity" means an annuity for the life of the Participant with no further benefits payable to the Participant's estate or any Beneficiary after the Participant's death.

            (4) "qualified election" means a waiver of a qualified joint and survivor annuity (including a lifetime annuity) or a qualified preretirement survivor annuity and election of some other form of benefit from the Active or Former Active Participant's Merged Plan Account. In the case of a married Active or Former Active Participant, his or her Spouse must consent in writing to the waiver which must either (A) designate a Beneficiary (or a distribution option) that cannot be changed without subsequent spousal consent, or (B) expressly permit designations by the Active or Former Active Participant without any requirement of further consent by the Spouse. The Spouse's consent to a waiver must be witnessed by an unrelated representative of the Plan or notary public. Notwithstanding this consent requirement, if the Active or Former Active Participant establishes to the satisfaction of the Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a qualified election. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed qualified election, the designated Spouse. Additionally, a revocation of a prior waiver may be made by an Active or Former Active Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

      SECTION 7.05 VALUATION OF ACCOUNTS, FORFEITURES, AND SUBSEQUENT DISTRIBUTIONS.

      (a) Valuation of Account. Following the date of an Active Participant's retirement, disability, death, or other termination of employment, the Plan Administrator shall direct a valuation of the Trust Fund for purposes of determining the value of the Former Active Participant's Account and the forfeitable portion of such Account, if any. The valuation shall be made as of the Accounting Date coinciding with or immediately following the Active Participant's last day of employment, unless distribution of the Account is to be deferred for any reason, in which case the valuation shall be made as of the Accounting Date coinciding with or immediately preceding the date of distribution. Provided, however, that the Plan Administrator, in its complete discretion, may select an alternative date for valuation of the Former Active Participant's Account, if warranted by unusual circumstances or required for the equitable administration of the Plan. Unless the Plan Administrator and the Trustee determine otherwise, in their absolute discretion and in a nondiscriminatory manner, a Former Active Participant's Account shall not share in any allocation of earnings, gains, losses, and expenses after the date on which it is valued in accordance with this paragraph (a), nor shall the Former Active Participant be entitled to any interest or other credit between the date of valuation and the date of distribution of the Account except as provided in
(c) below.

      (b) Forfeitures. The forfeitable portion of a terminated Active Participant's Account, if any, shall be forfeited and returned to the Trust Fund for application as provided in Section 4.07(f) at the time and in the manner prescribed under the applicable service rules in Section 8.02.

      (c) Subsequent Distributions. In the case of a Former Active Participant who, pursuant to Article 4, is entitled to any allocations of Company contributions to his or her Account for the Plan Year in which he or she retires, becomes disabled, or dies, and who receives a single sum distribution prior to the date on which such allocations are determined and made, the Trustee, at the direction of the Plan Administrator, shall make a separate distribution to the Former Active Participant (or to the Former Active Participant's Beneficiary in the case of death) of the nonforfeitable amount finally allocated to the Former Active Participant's Account for the Plan Year. Subject to Section 7.03, the separate distribution shall be made in a single payment as soon as practical, as determined by the Plan Administrator and the Trustee, after the final allocation.

      SECTION 7.06 SPECIAL PAYMENT RULES.

      (a) Payment Medium. Generally, distributions from the Plan shall be paid in cash. However, a Participant may elect a distribution in whole shares of Company Stock for any such shares held in the Participant's Account. The value of any fractional shares shall be paid in cash. No other in-kind distributions are available except as described in any Schedule to Appendix A. Assets distributed in kind shall be valued in the manner described in the Trust Agreement.

      (b) Source of Funds. Withdrawals shall be taken pro rata from the investment funds in which the Accounts are invested. In the sole discretion of the Plan Administrator, such withdrawal may be subject to all costs of liquidating the Account, including but not limited to early withdrawal penalties, brokerage fees, market value adjustments, and similar adjustments. The Plan Administrator's decision to charge costs shall be applied in a uniform and nondiscriminatory manner to withdrawals of all Participants. The current value of a Participant's Accounts shall be determined on the Accounting Date next preceding the withdrawal.

      SECTION 7.07 LOANS TO PARTICIPANTS.

      (a) General Rules. In addition to the powers granted under Article 10, the Plan Administrator shall have the power to establish a Participant loan program and to direct the Trustee to make loans to Participants from the vested balance of their Accounts, but effective for loans made prior to June 1, 2004, excluding any Merged Plan Account attributable to assets and liabilities transferred to the Plan from a money purchase pension plan. A Participant may borrow from his or her Merged Plan Account only with the consent of his or her Spouse, if such consent is required for payment of benefits from that Account. A Participant, for purposes of this section, includes only active Employees and those former Employees, Beneficiaries and Alternate Payees who are Parties in Interest. Subject to the special rules provided in paragraph (d) below, and to any written loan procedures adopted by the Plan Administrator, the general rules in the following paragraphs apply to Participant loans. Any application by a Participant to borrow money from his or her Account shall be made in a manner prescribed by the Plan Administrator. If, after appropriate investigation, the Plan Administrator approves a loan application, the Trustee shall withdraw from the Participant's Account and disburse to the Participant by check the amount requested and approved, but only upon the following terms and conditions:

            (1) The loan shall be evidenced by a promissory note which shall be in a form prescribed by the Plan Administrator,

            (2) The loan shall be for a principal amount which, when added to the outstanding balance of any other loan or loans of the Participant from the Plan and from any other tax-qualified retirement plan of the Employer (including plans of other Related Entities) does not exceed the lesser of:

                  (A) $50,000, reduced by the excess (if any) of the highest outstanding balance of the Participant's Plan loans during the one-year period ending on the day before the date on which the loan is to be made, over the outstanding balance of Plan loans on the date on which such loan is to be made, or

                  (B)   50 percent of the Participant's vested Account balance;

            In the case of loans made on or after January 1, 2004, the "outstanding balance of loans" shall include the unpaid balance of any loan which is in default, and is deemed to be distributed under Code
      Section 72(p), and interest accruing on that loan after the date of default;

            (3) The loan shall bear a reasonable rate of interest as determined according to the Plan Administrator's written rules;

            (4) The loan shall be for a prescribed term of at least six months, and unless the loan is used to purchase the Participant's principal residence, shall not extend beyond a period of five years from the date the loan is made;

            (5) The loan shall provide for specific terms of repayment, in substantially equal installments of principal and interest, made at least quarterly, which terms the Plan Administrator may request the Company to implement by appropriate withholding from a salaried Participant's regular salary, or by personal check in the case of an hourly or terminated Participant, or transferred Employee;

            (6) The loan shall be secured, notwithstanding any other provision of the Plan to the contrary, by a pledge of 50 percent of the Participant's vested Account balance as of the date of the loan;

            (7) All loans under the Plan shall be made in accordance with the provisions of this section, Treasury Department Regulation 1.72(p)-1, and the specific Participant loan provisions described in Section 2550.408b-l(d) of the Department of Labor Rules and Regulations for Fiduciary Responsibility, and any additional rules which may be adopted by the Plan Administrator or its delegate;

            (8) If a loan is deemed distributed under Section 72(p), the borrower shall be ineligible for any future loans from the Plan until he or she repays the defaulted loan;

            (9) Loans shall be available to all Participants on a reasonably equitable basis and in a uniform and nondiscriminatory manner, although the Plan Administrator may make distinctions on the basis of the liquidity of the Participant's Account and of the Trust Fund at the time of receipt of the Participant's loan application, and such other factors as the Plan Administrator deems relevant in protecting the interests of all Participants in the Trust Fund; and

            (10) The amount of any loan shall reduce the Participant's interest in the investment funds, pro rata. Notwithstanding the preceding rule, investment funds may be reduced in such other manner as the Plan Administrator, in its discretion, may determine and make part of the written procedures governing loans to Participants.

      (b) Treatment of Loans and Repayments. For purposes of the allocation of earnings, gains, losses and expenses of the Trust Fund and the determination of the balance of a Participant's Account on any Accounting Date under Article 4, a loan under this section shall be treated as a nontaxable event under the Participant's Account on the date the loan proceeds are disbursed to the extent of the principal amount borrowed, and each payment on the loan shall be treated as an addition to the Account on the date received to the extent such payment constitutes repaid principal. Interest paid by a Participant on any loan shall be credited directly to the Participant's Account.

      (c)   Default.

            (1) The Plan Administrator may direct the Trustee to take any action which may be necessary or appropriate to permit the Plan Administrator to enforce collection of an unpaid loan. A loan shall be deemed to be in default as of the date a Participant fails to make a scheduled repayment of principal or interest.

            As of the last day of the calendar quarter following the calendar quarter in which a Participant defaulted on a loan, the full amount of unpaid principal and accrued interest on the defaulted loan shall immediately become due and payable. The Trustee, at the direction of the Plan Administrator, shall report the amount of any defaulted loan as a taxable distribution to the Participant at the time and to the extend required by law; provided, however, foreclosure on the note and attachment of security shall not occur until a distributable event (other than an in-service distribution) occurs under the Plan. At such a distributable event, any balance of the loan which remains unpaid (including any unpaid interest due) shall be recharacterized as a distribution, deducted from the Participant's Account balance and reported by the Trustee as taxable income to the Participant, if not previously reported as a taxable distribution.

            (2) A Participant's repayment obligation may be suspended without being considered a renewal or modification of the loan during:

                  (A) in the case of loans taken on or after June 1, 2004, a leave of absence without pay or at a rate of pay (after withholdings) that is less than the amount of required installment payments on the loan, for up to one year if the suspension does not defer the maturity date of the loan, interest continues to accrue during the period of suspension, and once the suspension ends, payments resume in an amount equal to the amount required prior to the suspension, with a balloon payment of the balance due payable at the original maturity date; or

                  (B) a period of Qualified Military Service if the suspension does not defer the maturity date of the loan, payments resume upon completion of the Qualified Military Service in an amount equal to the amount required prior to the suspension, with a balloon payment of the balance due (including interest accrued during the period of suspension) payable at the original maturity date.

      (d) Special Rules. In addition to the terms and conditions provided in the preceding paragraphs of this section, loans to Participants shall be subject to the terms and conditions established in written loan procedures adopted by the Plan Administrator and made available to Active Participants and to those other Participants with Accounts who are Parties in Interest.

      SECTION 7.08 DISTRIBUTION DUE TO HARDSHIP.

      (a) Hardship Definition. A hardship shall be considered to exist only if:

            (1) the Active Participant has an immediate and heavy financial need for the funds as determined under (b) below; and

            (2) the hardship distribution requested is necessary to help satisfy such financial need.

      (b) Financial Need. An Active Participant shall be deemed to have an immediate and heavy financial need if he or she requests a distribution for:

            (1)   Medical expenses described in Code Section 213(d) which are:

                  (A) previously incurred by the Active Participant, the Active Participant's Spouse, or any dependents of the Active Participant (as defined in Code Section 152), or are necessary for those persons to obtain medical care as described in Code Section 213(d); and

                  (B) are not covered by the Employer's medical programs or other medical programs in which the Active Participant, Spouse or dependents participate;

            (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Active Participant;

            (3) Payment of tuition and related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Active Participant, his or her Spouse, children, or dependents (as defined in Code Section 152); or

            (4) Payments necessary to prevent the eviction of the Active Participant from his or her principal residence or foreclosure on the mortgage of that residence.

      (c) Necessity. A hardship distribution is deemed necessary to help satisfy a financial need if, and only if, all of the following conditions are satisfied:

            (1) The Active Participant already has obtained all distributions, other than hardship distributions and all nontaxable loans that currently are available under all plans maintained by the Employer or Related Entity; and

            (2) The Active Participant agrees, in writing, to suspend all pre-tax and any after-tax contributions under this Plan and any other plan of the Employer or Related Entity other than mandatory employee contributions to a defined benefit plan or contributions to a health or welfare plan, for a period of six months after receipt of the hardship distribution.

      (d) Determination of Hardship. An Active Participant's request for a hardship distribution shall be accompanied or supplemented by such written evidence as the Plan Administrator may reasonably request. The Plan Administrator, in its discretion, may grant a request for a hardship distribution and may direct the Trustee to permit such Active Participant to make a withdrawal if, in its discretion, the Plan Administrator finds, based on all relevant facts and circumstances, that a condition of hardship as defined in paragraph (b) above exists. In making its determinations, the Plan Administrator generally may rely upon the Active Participant's written representations, unless the Plan Administrator has actual knowledge to the contrary. The Plan Administrator shall adopt and follow uniform and nondiscriminatory rules in making determinations, and its decisions shall be final and binding.

      (e) Withdrawal Procedure. An Active Participant may apply for a distribution because of a hardship (as defined in paragraph (a) above) by filing an application with the Plan Administrator in a manner authorized by the Plan Administrator and pursuant to Section 7.06. A hardship distribution may be made from the Active Participant's After-Tax Employee Contribution Account, the Active Participant's Rollover Contribution Account, the Active Participant's Merged Plan Account (excluding assets transferred from a money purchase pension plan), the Active Participant's Pre-Tax Employee Contribution Account, and from the Active Participant's Catch-Up Employee Contribution Account. The amount of any hardship distribution must equal at least $500 but shall be limited to the amount which the Plan Administrator determines is required to relieve the financial need caused by the hardship, including any amount necessary to pay applicable federal, state and local income taxes or penalties reasonably anticipated to result from the distribution. A distribution from the Participant's Pre-Tax Employee Contribution Account or Catch-Up Employee Contribution Account may include the accumulated earnings thereon, as of December 31, 1988, if any, plus the cumulative total of the Participant's pre-tax contributions to the Plan after December 31, 1988, minus any prior distributions or withdrawals, but excluding any earnings on pre-tax contributions credited after December 31, 1988.

      (f) Costs. Any distribution pursuant to this section shall be subject to all costs of liquidating the Active Participant's Account, including but not limited to early withdrawal penalties, brokerage fees, market value adjustments, and similar charges.

      SECTION 7.09 DISTRIBUTIONS AT OR AFTER AGE 59 1/2. Effective June 1, 2004, an Active or Former Active Participant who has attained age 59 1/2, with advance notice to the Plan Administrator in a manner prescribed by the Plan Administrator, and pursuant to Section 7.06, may withdraw any part or all of his or her vested Account except for that part of his or her Merged Plan Account attributable to assets transferred from a money purchase pension plan. An Active Participant may request the distribution of his or her Merged Plan Account attributable to assets transferred from a money purchase pension plan only after attaining Normal Retirement Age or terminating employment from the Company and all Related Entities. Such withdrawals may be subject, in the sole discretion of the Plan Administrator, to all costs of liquidating the Account, including but not limited to brokerage fees, market value adjustments, and similar adjustments. Any such decision by the Plan Administrator shall be applied in a uniform and nondiscriminatory manner to withdrawals of all Active or Former Active Participants. The current value of an Active or Former Active Participant's Account shall be determined as of the Accounting Date immediately preceding the date of distribution, and payment shall be made to the Active or Former Active Participant within a reasonable time following such valuation from the invested funds as directed by the Active or Former Active Participant or, if no direction is given, pro rata from all investment funds.

      SECTION 7.10 IN-SERVICE DISTRIBUTIONS FROM COMPANY CONTRIBUTION ACCOUNT. Effective June 1, 2004, an Active or Former Active Participant may apply to the Plan Administrator to receive payment of a single lump-sum distribution of all or part of the vested balance in his or her Company Contribution Account of those amounts in the Active or Former Active Participant's Company Contribution Account which, in the case of an Active Participant or a Former Active Participant who is an Employee, have been allocated to his or her Company Contribution Account for a period of at least two Plan Years.

      SECTION 7.11 DISTRIBUTIONS AFTER ATTAINMENT OF AGE 55 AND COMPLETION OF 10 YEARS OF PARTICIPATION. An Active or Former Active Participant who reaches age 55 and has completed 10 years of participation shall be entitled to elect to withdraw all or part of the vested portion of his or her Company Contribution Account, Rollover Contribution Account or After-Tax Employee Contribution Account, or any Merged Plan Account that, in the case of an Active Participant, does not hold former pre-tax or money purchase plan contributions. Amounts distributed pursuant to this section shall be based upon the Active or Former Active Participant's Account balance as of the Accounting Date immediately preceding the date of distribution.

      SECTION 7.12 QUALIFIED DOMESTIC RELATIONS ORDERS. Notwithstanding anything in the Plan to the contrary, distributions in any distribution option provided by Section 7.02 (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent Spouse) may be made from the Plan to an Alternate Payee pursuant to a qualified domestic relations order prior to the time the Plan would otherwise permit payments to the Active or Former Active Participant, and without regard to the consent requirements of Code Section 411(a)(11) except to the extent required by the qualified domestic relations order. Any domestic relations orders received by the Plan shall be administered in accordance with the written qualified domestic relations order procedures adopted by the Plan Administrator.

      SECTION 7.13 REQUIRED DISTRIBUTIONS. Distributions under this Article 7 shall be subject to the following restrictions except as provided in (e) below:

      (a) Notwithstanding any other provision of the Plan to the contrary, each Participant's Account balance must be distributed in accordance with regulations under Code Section 401(a)(9), including the incidental death benefit requirement, and must be distributed to the Participant in full, or distributions must commence no later than his or her Required Distribution Date.

      Any Active Participant attaining age 70 1/2 in a calendar year ending prior to or on December 31, 2002 may defer distributions until the April 1st following the calendar year in which the Active Participant retires. If no such election is made, the Active Participant will begin receiving distributions by the April 1 of the calendar year following the calendar year in which the Active Participant attained age 70 1/2.

      Any Active Participant attaining age 70 1/2 in a calendar year prior to 1997 may elect to stop distributions and recommence them by the April 1 of the calendar year following the calendar year in which the Active Participant retires. Recommencement of payments constitutes a new Starting Date.

      (b) Notwithstanding paragraph (a) above, in no event shall distribution of a Participant's Account commence or be made to an Active or Former Active Participant later than the 60th day after the close of the Plan Year in which occurs the latest of the following events:

            (1) the date on which the Active or Former Active Participant attains Normal Retirement Age or, if earlier, age 65;

            (2) the date which is the 10th anniversary of the day the Active or Former Active Participant commenced participation in the Plan;

            (3) the date the Active or Former Active Participant terminates employment with the Employer and all Related Entities; or

            (4) the date specified by the Active or Former Active Participant in his or her election made pursuant to Section 7.02.

            In addition, with respect to Company Stock acquired by the Plan after December 31, 1986, unless the Active or Former Active Participant elects a later date (which election shall be presumed from such a Participant's failure to apply for benefits) benefits attributable to such Company Stock shall be paid or commence to be paid not later than one year after the close of the Plan Year:

            (5) in which the Active Participant retires on or after his or her Normal Retirement Age, separates from service by reason of disability, or dies, or

            (6) which is the fifth Plan Year following the Plan Year in which the Active Participant otherwise separates from service (unless he or she is reemployed by the Employer or Related Entity before such date).

      (c)   Effective January 1, 2003:

            (1) If the Active or Former Active Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                  (A) if the Active or Former Active Participant's Surviving Spouse is the Active or Former Active Participant's sole designated Beneficiary then, except as provided in (C) below, distributions to the Surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Active or Former Active Participant died, or by December 31 of the calendar year in which the Active or Former Active Participant would have attained age 70 1/2, if later;

                  (B) if the Active or Former Active Participant's Surviving Spouse is not the Active or Former Active Participant's sole designated Beneficiary then, except as provided in (C) below, distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Active or Former Active Participant died;

                  (C) if there is a designated Beneficiary, distribution to the designated Beneficiary is not required to begin by the date specified in (A) or (B) above, but the Active or Former Active Participant's entire interest must be distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Active or Former Active Participant's death;

                  (D) if there is no designated Beneficiary as of September 30 of the year following the year of the Active or Former Active Participant's death, the Active or Former Active Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Active or Former Active Participant's death; or

                  (E) if the Active or Former Active Participant's Surviving Spouse is the Active or Former Active Participant's sole designated Beneficiary and the Surviving Spouse dies after the Active or Former Active Participant but before distributions to the Surviving Spouse begin, this paragraph (c)(1), other than paragraph (c)(1)(A), will apply as if the Surviving Spouse were the Active or Former Active Participant.

                  For purposes of this paragraph (c)(1) and paragraphs (c)(4)
            and (c)(5), unless paragraph (c)(1)(E) applies, distributions are considered to begin on the Active or Former Active Participant's Required Distribution Date. If paragraph (c)(1)(E) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under paragraph (c)(1)(A). If distributions under an annuity purchased from an insurance company irrevocably commence to the Active or Former Active Participant before such Participant's Required Distribution Date (or to the Active or Former Active Participant's Surviving Spouse before the date distributions are required to begin to the Surviving Spouse under paragraph (c)(1)(A)), the date distributions are considered to begin is the date distributions actually commence.

            (2) Unless the Active or Former Active Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Distribution Date, as of the first distribution calendar year distributions will be made in accordance with paragraphs (c)(3), (c)(4), and (c)(5). If the

      Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury regulations.

            (3) During the Active or Former Active Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                  (A) the quotient obtained by dividing the Active or Former Active Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Active or Former Active Participant's age as of the Active or Former Active Participant's birthday in the distribution calendar year; or

                  (B) if the Active or Former Active Participant's sole designated Beneficiary for the distribution calendar year is the Active or Former Active Participant's Spouse, the quotient obtained by dividing the Active or Former Active Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Active or Former Active Participant's and Spouse's attained ages as of the Active or Former Active Participant's and Spouse's birthdays in the distribution calendar year.

                  Required minimum distributions will be determined under this paragraph (c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the date of death of the Active or Former Active Participant.

            (4) If the Active or Former Active Participant dies on or after the date distributions begin and:

                  (A) there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the calendar year of the Active or Former Active Participant's death is the quotient obtained by dividing the Active or Former Active Participant's account balance by the longer of the remaining life expectancy of the Active or Former Participant or the remaining life expectancy of the Active or Former Active Participant's designated Beneficiary, determined as follows:

                        (i) the Active or Former Participant's remaining life expectancy is calculated using the age of the Active or Former Active Participant in the calendar year of death, reduced by one for each subsequent year;

                        (ii) if the Active or Former Active Participant's Surviving Spouse is the Active or Former Active Participant's sole designated Beneficiary, the remaining life expectancy of the Surviving Spouse is calculated for each distribution calendar year after the calendar year of the Active or

                              Former Active Participant's death using the Surviving Spouse's age as of the Spouse's birthday in that calendar year. For distribution calendar years after the calendar year of the Surviving Spouse's death, the remaining life expectancy of the Surviving Spouse is calculated using the age of the Surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year;

                        (iii) if the Active or Former Active Participant's
                              Surviving Spouse is not the Active or Former
                              Active Participant's sole designated Beneficiary, the designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the calendar year following the calendar year of the Active or Former Active Participant's death, reduced by one for each subsequent year;

                  (B) there is no designated Beneficiary as of September 30 of the year after the year of the Active or Former Active Participant's death, the minimum amount that will be distributed for each distribution calendar year after the calendar year of the Active or Former Active Participant's death is the quotient obtained by dividing the Active of Former Active Participant's account balance by the Active or Former Active Participant's remaining life expectancy calculated using the age of the Active or Former Active Participant in the calendar year of death, reduced by one for each subsequent year.

            (5) If the Active or Former Active Participant dies before the date distributions begin and:

                  (A) there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the calendar year of the Active or Former Active Participant's death is the quotient obtained by dividing the Active or Former Active Participant's account balance by the remaining life expectancy of the Active or Former Active Participant's designated Beneficiary, determined as provided in paragraph (c)(4) above;

                  (B) there is no designated Beneficiary as of September 30 of the year following the calendar year of the Active or Former Active Participant's death, distribution of the Active or Former Active Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Active or Former Active Participant's death;

                  (C) the Active or Former Active Participant's Surviving Spouse is the Active or Former Active Participant's sole designated Beneficiary, and the Surviving Spouse dies before distributions are required to begin to the Surviving Spouse under paragraph (c)(1)(A), this paragraph (c)(5) will apply as if the Surviving Spouse were the Active or Former Active Participant.

            (d) (1) Active or Former Active Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in paragraphs (c)(1) and (c)(5) applies to distributions after the death of a Active or Former Active Participant who has a designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under paragraph (c)(1), or by September 30 of the calendar year which contains the fifth anniversary of the Active or Former Active Participant's (or, if applicable, Surviving Spouse's) death. If neither the Active or Former Active Participant nor Beneficiary makes an election under this paragraph, distributions will be made in accordance with paragraphs (c)(1) and (c)(5).

            (2) A designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

      (e) Notwithstanding the other provisions of this section, distributions may be made under a designation made before January 1, 1984, in accordance with
Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

      (f)   Definitions.

            (1) "Designated Beneficiary." The individual who is designated as the Beneficiary under Section 6.04 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and
      Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

            (2) "Distribution calendar year." A calendar year for which a minimum distribution is required. For distributions beginning before the Active or Former Active Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Active or Former Active Participant's Required Distribution Date. For distributions beginning after the Active or Former Active Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under paragraph
      (c)(1). The required minimum distribution for the Active or Former Active Participant's first distribution calendar year will be made on or before the Active or Former Active Participant's Required Distribution Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Active or Former Active Participant's Required Distribution Date occurs, will be made on or before December 31 of that distribution calendar year.

            (3) "Life expectancy." Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

            (4) "Participant's account balance." The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

                                    ARTICLE 8

                               SPECIAL PROVISIONS

      SECTION 8.01 SERVICE RULES.

      (a) Termination of Employment. Any absence from active employment, other than during vacations, holidays and nonbusiness hours, or for leaves of absence, Qualified Military Service, or approved sick and personal time, constitutes a termination of employment (as designated in the Company's Human Resources Information System).

      (b)   Effects of Separation from Employment.

            (1)   Participation.

                  (A) A Covered Employee who separates from employment, but who returns as a Covered Employee before incurring a Break in Service, shall not have his or her eligibility for continued participation affected. An Active Participant whose participation in the Plan has terminated during the period of separation and has received a distribution of the entire vested balance of his or her Account shall resume participation on the first date he or she is credited with an Hour of Service following the separation, provided that the Employee is a Covered Employee.

                  (B) If an Employee who separates from service and incurs a Break in Service was an Active Participant in the Plan prior to the break, he or she shall resume participation on the first date that the Employee is credited with an Hour of Service following the Break in Service, provided that the Employee is a Covered Employee on that date.

            (2) Years of Service. Years of Service prior to a Break in Service shall be disregarded only if the Employee had no nonforfeitable right to his or her Account and the number of his or her consecutive one-year Breaks in Service equals or exceeds the greater of five years or the Employee's number of Years of Service at the time of the break (not taking into account any Years of Service disregarded under a previous application of this rule).

      SECTION 8.02 FORFEITURES.

      (a) Timing. The forfeitable portion of a Former Active Participant's Company Contribution or Merged Plan Account, if any, shall be forfeited and returned to the Trust Fund in accordance with the rules of this paragraph.

            (1) If the vested balance of the Former Active Participant's Account is distributed in a single sum payment no later than the close of the Plan Year following the Plan Year in which participation in the Plan terminates, the forfeiture shall occur as of the Accounting Date the Account is valued for distribution pursuant to Article 7.

            (2) If the vested balance of the Former Active Participant's Account exceeds $5,000, and if the Participant fails to elect payment of his or her Account, the forfeiture shall occur as of the last day of the Plan Year in which the Former Active Participant incurs five consecutive one-year Breaks in Service.

            (3) If an Active Participant separates from service at a time when he or she has no vested right to any portion of his or her Account, the Former Active Participant shall be deemed to have received a distribution of $0.00 and a forfeiture of his or her entire Company Contribution and Merged Plan Accounts shall occur on the last day of the Plan Year in which he or she separates from service.

            Any amount previously forfeited from a Former Active Participant's Company Contribution or Merged Plan Account pursuant to (1) or (3) above shall be restored in full to that Active Participant's Company Contribution or Merged Plan Account as of the last day of the first Plan Year after the Active Participant's Break in Service or other separation from employment in which he or she is credited with sufficient Hours of Service so as not to incur a Break in Service and he or she is a Covered Employee; provided that no forfeiture shall be restored to the Account of an Active Participant who has incurred five or more consecutive one-year Breaks in Service or who fails to make repayment of a prior distribution pursuant to the rules below. An Active Participant described in (3) above shall be deemed to have repaid a prior distribution and shall have the forfeited balance in his or her Company Contribution or Merged Plan Account restored. Any amount so restored shall be derived from forfeitures for that year, and then from Company contributions.

      (b) Repayments. Participant who is partially vested in his or her Company Contribution or Merged Plan Account and has received a distribution of the entire vested balance of his or her Account, who incurred a forfeiture, but who is reemployed as a Covered Employee prior to incurring five consecutive one-year Breaks in Service, may elect to repay to the Trust Fund the full amount distributed, provided that such repayment is made prior to the earlier of:

            (1) five years after the date the Employee resumes employment with the Company as a Covered Employee; or

            (2) the last day of the Plan Year in which he or she incurs five consecutive one-year Breaks in Service after receiving a distribution of the entire vested balance of his or her partially vested Account.

      Any amount so repaid shall be aggregated in the Active Participant's Company Contribution or Merged Plan Account with any forfeiture restored pursuant to paragraph (a) above.

      SECTION 8.03 DETERMINATION OF VESTED INTEREST FOLLOWING A PARTIAL DISTRIBUTION. A separate account shall be established for an Active Participant who is less than 100% vested in his or her Company Contribution Account or Merged Plan Account, who has received a partial distribution of the vested balance in his or her Account and who is rehired as a Covered Employee before incurring five consecutive one-year Breaks in Service and before incurring a forfeiture of his non-vested Account. The Participant's vested interest in the balance in the separate account is equal to P(AB + (R x D)) - (R x D), where P is the Participant's vested percentage determined under Section 4.07(e) or an Appendix to the Plan; AB is the Participant's separate account balance; D is the amount of the partial distribution; and R is the fraction of which the numerator is the Participant's separate account balance (including the distribution) and the denominator is the Participant's separate account balance after the distribution. When the Participant becomes 100% vested, the separate account shall be merged into the Participant's Account.

      SECTION 8.04 CHANGES IN EMPLOYMENT STATUS AND TRANSFERS BETWEEN RELATED ENTITIES.

      (a) Changes in Employment Status. As provided in Article 3, certain classifications of Employees are excluded from participation in the Plan. However, an Employee who transfers from non-covered status to covered status may become a Participant provided the Employee meets the other requirements for participation under Section 3.01. An Employee's participation shall commence as of his or her date of transfer if he or she meets all of the requirements for participation under Section 3.01. In no event shall the Employee's Compensation for Company contributions or Compensation for Deferrals earned while he or she is employed in non-covered employment be considered under the Plan for contribution purposes. In the case of a Participant's transfer to non-covered status, his or her Account shall be valued and frozen (except for allocation of subsequent earnings, gains, losses, and expenses) as of the date on which his or her employment status changes. The Employee shall not be entitled to any distribution of his or her Account under Article 7 until his or her date of retirement, disability, death, or other termination of employment with the Employer, the occurrence of any event specified in Section 7.02(d), or the Plan Administrator's approval of a hardship or other in-service withdrawal permitted under Sections 7.08, 7.09, 7.10, or 7.11 of the Plan, after which date distribution may be made in accordance with the vesting and distribution provisions of the Plan as they would otherwise apply to a Participant.

      (b) Transfers Between Related Entities. Employees, from time to time, may transfer, or may be transferred, to Related Entities or may transfer, or be transferred, from such Related Entities to the Company. Such Employees are referred to in this paragraph (b) as "transferred Employees." The participation status of any such transferred Employee who transfers from one Company to another Company shall not change as a result of such transfer.

      The participation status of any transferred Employee who transfers from one Company to a Related Entity that is not a Company shall be determined in accordance with the following rules:

            (1) Except as provided in Section 4.03(d)(1), a transferred Employee shall cease to be an Active Participant in the Plan for purposes of contributions as of the date of his or her transfer, and his or her Account shall be held by the Trustee and distributed only upon occurrence of the events prescribed in the Plan, but considering for such purpose that the Employer and all Related Entities are a single employer.

            (2)   For purposes of determining the amount of any allocation under
      Article 4 of the Plan, a transferred Employee's Compensation for Company Contributions shall be restricted to the Compensation for Company Contributions earned during the Plan Year from the Company.

            (3) In no event shall any of the foregoing provisions be interpreted in such a way as to result in the duplication of contributions or benefits for any transferred Employee under the Plan and any other plan maintained by a Related Entity for the same period of employment.

      SECTION 8.05 LIMITATIONS ON ANNUAL ALLOCATIONS TO ACCOUNTS.

      (a)   Single Plan.

            (1) Except to the extent permitted by the catch-up contributions provisions of Section 4.03 and Code Section 414(v), the Total Additions made to the Account of any Active or Former Active Participant in any Limitation Year shall not exceed the lesser of:

                  (A)   $40,000; or

                  (B) 100 percent of the Active or Former Active Participant's Compensation for Company Contributions for such Limitation Year.

            (2) The dollar limitation of (a)(1)(A) above shall be adjusted automatically, without the necessity of a specific Plan amendment, whenever the Secretary of the Treasury increases this dollar limitation to reflect cost-of-living adjustments in accordance with Code Section 415(d) and the regulations thereunder.

            (3) The Compensation for Company Contributions limit of (a)(1)(B) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as a Total Addition.

            (4)   For purposes of this section, Compensation is defined in
      Section 2.19(a), but including Compensation from Related Entities.

      (b) Related Entities and Multiple Plans. For purposes of applying the limitations of this section, the term "Employer" includes Related Entities, as that term is modified by Code Section 415(h), and all defined contribution plans of the Employer shall be treated as a single plan.

      (c) Employee Leasing. In the event the Employer is provided with services by Leased Employees then, for purposes of this section, the Leased Employees shall be treated as Active Participants in the Plan and contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer as permitted under Code Section 414 and regulations issued thereunder.

      (d) Remedying Excess Total Additions. The following correction procedures shall apply if, for any Limitation Year, the Total Additions to a Participant's Account exceed the applicable limitation as determined under the foregoing paragraphs of this section. Such limits may be exceeded as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual Compensation, or a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of Code Section 415, or on account of other limited facts and circumstances that the Commissioner of Internal Revenue finds to justify the availability of the rules set forth in this paragraph.

      First, the Plan shall return a Participant's after-tax contributions and investment gains thereon and then his or her pre-tax contributions and investment gains thereon to each such Participant. If the Total Additions to a Participant's Account continue to exceed the limits of this Section 8.05, the excess amounts in the Participant's Company Contribution Account shall be allocated and reallocated to other eligible Participants as an additional Company contribution for the Limitation Year. If the total excess Total Additions cannot be allocated during the year in accordance with the foregoing procedure without exceeding the applicable limitations of this section for one or more Participants, any remaining amount shall be held unallocated in a special suspense account to be allocated to eligible Active Participants in the succeeding Limitation Year or Years; provided however, that:

            (1) no Company contributions and no Employee contributions shall be made in such succeeding Limitation Year or Years until such special suspense account is exhausted by allocations and reallocations;

            (2) no investment gains and losses and other income shall be allocated to the special suspense account; and

            (3) the amounts in the suspense account shall be allocated as soon as possible without violating the limitations of this section.

      (e) Additional Adjustments. The Plan Administrator shall have the right to make any other adjustments to the Account of any Participant, or to the Total Additions to any such Account which may be required in order to prevent disqualification under Code Section 415 of the Plan or any other plan maintained by the Employer or Related Entity. Where adjustments are required, such adjustments will be made first in the contributions under this Plan.

      (f) Notice to Participants. The Employer shall advise affected Participants of any adjustments to their Accounts required by the limitations under this section.

      SECTION 8.06 TOP-HEAVY PLAN RULES.

      (a) General Rule. If, for any Plan Year, the Plan is a top-heavy plan as determined under paragraph (b), then the requirements in paragraph (c) shall apply to the extent indicated by that paragraph. For purposes of this section, the term "Company" includes any Related Entity.

      (b) Top-Heavy Test. The Plan's status as a top-heavy plan for any Plan Year shall be determined in accordance with the following five step procedure:

            (1) Required Plan Aggregation. First, there shall be aggregated with this Plan:

                  (A) each plan of the Company in which a Key Employee is a participant and

                  (B) each other plan of the Company which enables a plan described in (A) to meet the requirements of Code Section 401(a)(4) or Code Section 410, and

                  (C) each plan described in (A) or (B) which was terminated during the one-year period ending with the Determination Date.

            (2) Key Employee Sum. Second, there shall be computed, as of the determination date, the sum of the account balances of all Key Employees under all defined contribution plans, including this Plan, required to be aggregated under (l), and the present values of the cumulative accrued benefits of all Key Employees under all defined benefit plans required to be aggregated under (1). For purposes of this computation, account balance means the account balance as of the most recent Valuation Date occurring within a 12-month period ending on the Determination Date, plus an adjustment for contributions due as of the Determination Date. In the case of a profit sharing plan or other plan not subject to the minimum funding requirements of Code Section 412, the adjustment is the amount of any contributions actually made after the Valuation Date but on or before the Determination Date, except that in the first Plan Year, the adjustment shall include any contributions made after the Determination Date that are allocated as of a date within the first Plan Year. In the case of a money purchase pension plan or other plan subject to the minimum funding requirements of Code Section 412, the adjustment is the amount of any contributions that would be allocated as of a date not later than the Determination Date, even though such amount is not yet required to be contributed, plus the amount of any contribution actually made (or due to be made) after the Valuation Date but before the expiration of the extended payment period under Code Section 412(c)(10). Also for purposes of this computation, the present value of a cumulative accrued benefit shall be determined as of the most recent Valuation Date occurring within a 12-month period ending on the Determination Date with the accrued benefit for a current participant determined as if the individual had terminated employment as of such Valuation Date, except that in the first plan year of a defined benefit plan, the accrued benefit of a current participant must be determined as if the individual had terminated employment as of the last day of the plan year. Finally, for purposes of this computation:

                  (A) there shall be included in the sum any distributions (other than rollover amounts or plan-to-plan transfers not initiated by the Employee or made to another plan maintained by the Company) made to an Employee from this Plan, from another plan required to be aggregated under (l), or from a terminated plan which, if it had not been terminated, would have been required to be aggregated under
            (l), within the five year period ending on the Determination Date or during the one year period ending on the Determination Date, in the case of distributions made because of severance from employment, death, or disability;

                  (B) there shall be excluded from the sum any rollover contribution and any plan to plan transfer initiated by the Employee and accepted by this Plan, or by any other plan required to be aggregated under (l), from a plan other than one maintained by the Company;

                  (C) there shall be excluded from the sum the account balance and present value of the accrued benefit of any Employee who formerly was a Key Employee but who is not a Key Employee for the year ending on the Determination Date; and

                  (D) there shall be excluded from the sum the account balance and the present value of the accrued benefit of any individual who has not performed service for the Company at any time during the one year period ending on the Determination Date).

            (3) All Employee Sum. Third, under the same procedures as set forth in (2) above, including the special rules in (A), (B), (C), and (D), there shall be computed the sum of account balances and present values of accrued benefits for all Employees.

            (4) Top-Heavy Test Fraction. Fourth, the sum computed in (2) shall be divided by the sum computed in (3), and if the resulting fraction is
      0.60 or less, neither the Plan nor any plan required to be aggregated under (1) is a top-heavy plan for the Plan Year. If the fraction is greater than 0.60, both the Plan and any plan required to be aggregated under (1) are top-heavy plans for the Plan Year, unless after the permissive plan aggregation described in (5) below, the recomputed fraction is 0.60 or less.

            (5) Permissive Plan Aggregation. At the election of the Plan Administrator, plans of the Company, other than those required to be aggregated under (l), but which provide contributions or benefits comparable to this Plan, may be aggregated with this Plan and the plans required to be aggregated under (l), provided that such aggregated group would meet the requirements of Code Sections 401(a)(4) and 410. Steps (2) through (4) above may then be repeated, based on this permissively aggregated group, and if the top-heavy test fraction computed in step (4) is 0.60 or less for this group, then neither the Plan nor any plan required to be aggregated under (1) is a top-heavy plan for the Plan Year; however, if the top-heavy test fraction computed in step (4) is still greater than 0.60, both the Plan and any plan required to be aggregated under (1) will be top-heavy plans for the Plan Year, but no plan which is permissively aggregated under this step (5) will be deemed top-heavy for such reason.

      (c) Superseding Rules. For each Plan Year that the Plan is a top-heavy plan, the requirements in (1) below shall supersede any other provisions of the Plan which otherwise would apply for that Plan Year. For any Plan Year that the Plan is a top-heavy plan, the vesting schedule in (2) below shall supersede the Plan's regular vesting schedule and any applicable vesting schedule set forth in a Schedule to the Plan, but only to the extent it provides a greater vested percentage for any level of Years of Service than the Plan's regular vesting schedule or any applicable vesting schedule specified in a Schedule to the Plan, and only with respect to Employees who have at least one Hour of Service after the Plan becomes top-heavy; if and when the Plan ceases to be a top-heavy plan, the Plan's regular vesting schedule or an applicable vesting schedule specified in a Schedule to the Plan, shall again apply (without regard to the schedule in (2) below) as of the first day of the Plan Year after the last Plan Year for which the Plan is a top-heavy plan, but subject to all Plan rules that apply in the case of amendments to the vesting schedule.

            (1) Minimum Contributions or Benefits for Non-Key Employees. For each Plan Year that the Plan is a top-heavy plan, and superseding any other provisions of the Plan which otherwise would apply for that Plan Year, Company discretionary contributions on behalf of each Non-Key Employee Participant shall equal at least paragraph (A) multiplied by paragraph (B), below:

                  (A) 3% or, if less, the maximum percentage of Company contributions, including pre-tax contributions (as a percentage of Compensation for Company Contributions subject to the Code Section 401(a)(17) limitation described in Section 2.19) allocated on behalf of any Key Employee Participant for the Plan Year; and

                  (B) the Non-Key Employee Participant's Compensation for Company Contributions for the Plan Year.

            For these purposes, Non-Key Employee Participant shall include a Participant who (i) is not represented in collective bargaining by a union, (ii) has not separated from employment with the Company at the end of the Plan Year, (iii) is eligible for an allocation of Company contributions under the Plan (without regard to any requirements for a minimum number of Hours of Service during the Plan Year, mandatory or voluntary contributions, or Compensation for the Plan Year in excess of a stated amount), and (iv) does not participate in a defined benefit plan of the Company.

            Pre-tax contributions shall not be taken into account for the purpose of satisfying the minimum allocation. The minimum allocation provided above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Company and the Company has provided that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in such other plan or plans.

      For purposes of this rule, Company contributions and forfeitures allocated under any other defined contribution plan of the Company in which any Key Employee participates or which enables another defined contribution plan to meet the requirements of Code Section 401(a)(4) or Code Section 410 shall be considered contributions allocated under this Plan.

            (2) Accelerated Vesting. A Participant's vested percentage in his or her Company Contribution Account, and in his or her Merged Plan Account shall be determined in accordance with the following vesting schedule unless the Plan's normally applicable vesting schedule(s) is/are more rapid:

 YEARS OF SERVICE            VESTED PERCENTAGE
 ----------------            -----------------
Less than 2 years                   0%

at least 2 years but less than 3 years             20%
at least 3 years but less than 4 years             40%
at least 4 years but less than 5 years             60%
at least 5 years but less than 6 years             80%
         6 or more years                          100%

      (d) Anti-Cutback Rule. Notwithstanding the foregoing rules of this section, in no event shall any changes in the Plan's benefit structure, including its vesting provisions, that result from a change in the Plan's top-heavy status, cause the vested Account balance of any Participant to be reduced in violation of Code Section 411.

      SECTION 8.07 LEASED EMPLOYEES.

      (a) General Rule. Any Leased Employee of the Company shall be excluded from participation in the Plan but nonetheless shall be counted as an Employee of the Company for certain Plan purposes as provided in Code Section 414(n). However, except as provided in paragraph (c) below, if by reason of counting such leased individual as an Employee for certain purposes as required by the preceding sentence (and after taking into account contributions and benefits provided by the leasing organization as described in this paragraph), the Plan fails to meet the requirements of Code Sections 401(a) or 410(b), the leased individual will be eligible to participate in the Plan as if he or she were a common-law Employee. Years of Service for such person shall be calculated in accordance with the rules set forth in Code Section 414 and regulations issued thereunder. In all events, contributions to or benefits provided by any tax qualified plan maintained by the leasing organization which are attributable to services performed for the Company shall be treated as provided by the Company.

      (b) Excluded Employees. Except as provided in regulations prescribed by the Secretary of Treasury, the Plan participation requirement of paragraph (a) of this section shall not apply to any Leased Employee if:

            (1) such Leased Employee is covered by a pension plan which is maintained by the leasing organization and meets the requirements of paragraph (c) of this section; and

            (2) all such Leased Employees constitute 20 percent or less of the Company's non-highly compensated work force.

      For purposes of this section, the term "non-highly compensated work force" means the aggregate number of individuals who are:

                  (A)   other than Highly Compensated Employees of the Company;
            and

                  (B) either Employees of the Company (without regard to paragraph (a) of this section) and have performed services for the Company (or for the Company and related persons determined in accordance with Code Section 414(n)(6)(A)) on a substantially full time basis for a period of at least one year, or Leased Employees of the Company.

      (c) Plan Requirements. A pension plan shall meet the requirements of this paragraph if it is a money purchase pension plan providing:

            (1) a nonintegrated employer contribution rate of at least 10 percent of compensation;

            (2)   full and immediate vesting; and

            (3) immediate participation for each employee of the leasing organization (other than employees who perform substantially all of their services for the leasing organization and individuals whose compensation from the leasing organization during the plan year and the three immediately preceding plan years is less than $1,000).

      For purposes of this section, the term "compensation" means the total compensation of the Leased Employee from the leasing organization for the entire year, as described in Code Section 415(c)(3) and the regulations thereunder.

      (d) Recordkeeping Relief. Notwithstanding any other provision of the Plan, if the Employer:

            (1) does not maintain any top-heavy plans within the meaning of Code Section 416(g); and

            (2) uses the services of Leased Employees only for an insignificant percentage of its total workload, then the Company shall be exempt from the employee leasing recordkeeping requirements in accordance with regulations prescribed by the Secretary of Treasury.

      (e) Multiple Employers. This section shall be applied by treating all Leased Employees of Related Entities as Leased Employees of the Company.

                                    ARTICLE 9

                                   TRUST FUND

      SECTION 9.01 ESTABLISHMENT AND MAINTENANCE OF TRUST FUND.

      (a) Establishment of Trust Fund and Selection of Trustee. The Employer shall establish a Trust Fund by a trust agreement with a Trustee to carry out the purposes of the Plan. The Employer shall select the Trustee, who may be one or more individuals or a corporate trustee or both. The Employer may modify any such trust agreement to accomplish the purposes of the Plan.

      (b) Contributions to Trust Fund and Investments by Trustee. Except as provided in Section 9.06 (d), all contributions by the Company, and any contributions by Employees, shall be paid to the Trustee of the Trust Fund. At the request of the Employer, the Trustee shall prepare and submit an accounting of the Trust Fund as of any date specified, but the Trustee shall not be required to render more accountings during any Plan Year than are required by the agreement between the Trustee and the Company. In any event, the Trustee shall prepare and render to the Employer an accounting of the Trust Fund as of the last day of each Plan Year. The Trustee shall not be required to render accounts to individual Participants but only to the Employer, which may submit reports of the Trust Fund to the Participants from time to time.

      The Trust Fund shall be invested in such investments as are permissible for trusts under ERISA. Notwithstanding any other provisions of the Plan or the trust agreement to the contrary, the Trustee shall be authorized to invest an amount not in excess of 100% of the fair market value of the assets of the Trust Fund, determined as of the date such investment is made (but in no event more than 100% of the fair market value of the assets of the Trust Fund net of Employee contributions), in qualifying employer securities (as defined in
Section 407(d)(5) of the Act).

      (c) Limitation of Liability to Assets of Trust Fund. Except as required under applicable federal law, the benefits of the Plan shall be only such as can be provided by the assets of the Trust Fund, and there shall be no liability or obligation on the part of the Company to make any contributions or payments to establish or maintain the Plan, whether in the event of termination of the Plan or otherwise. No liability for the payment of benefits under the Plan shall be imposed on the Company or on the directors or officers of the Company.

      SECTION 9.02 THE TRUSTEE. The Trustee shall receive the contributions to the Trust Fund and shall hold, manage, invest, reinvest, and distribute the same plus any earnings thereon, pursuant to the provisions of the Plan and of the trust agreement with the Employer. The Trustee also shall determine all questions relating to accounting and to the financial position of the Trust Fund and the shares and interests of the Participants in accordance with information supplied by the Employer and Plan Administrator, and, in general, shall discharge all the duties and functions imposed by the terms of the Plan either expressly or by implication. The Trustee shall have the powers, rights and duties, as specified in the trust agreement with the Employer, in addition to those specified elsewhere in the Plan or prescribed by law.

      SECTION 9.03 RESIGNATION OR REMOVAL OF TRUSTEE. Subject to notice provisions, if any, in the trust agreement with the Employer, the Trustee may resign by delivering a written resignation to the Employer; similarly, the Trustee may be removed by the Employer at any time, upon written notice to the Trustee.

      SECTION 9.04 EXPENSES. The reasonable expenses of the Trustee and the Plan Administrator, including such compensation for the Trustee as may be agreed to in writing from time to time by the Employer and the Trustee, shall be paid to the Trustee and shall be deducted from the Trust Fund, except to the extent that the Employer pays the Trustee directly from general assets of the Employer. Provided, however, in no event shall any Trustee who is also an Employee be entitled to any separate compensation, other than his or her regular remuneration from the Company for services as an Employee and reimbursement for expenses incurred on behalf of the Trust Fund. Expenses of the Trustee and Plan Administrator, including but not limited to the Trustee's fees, shall (unless the Employer shall elect, in its discretion, to pay them) be paid and accounted for as follows:

      (a) All such expenses shall be debited to the several Participants' Accounts as part of, or in conjunction with, the posting of profits and losses under Section 5.02.

      (b) Any expenses which the Trustee or Plan Administrator may incur with special reference to any Participant or his or her Account may first be charged against his or her Account to the extent that the Account is sufficient for that purpose. The remaining balance of the special expenses, if any, then may be charged among the other Accounts pursuant to paragraph (a) above, but if reasonably practicable, may be later reimbursed to the other Accounts out of future credits to the relevant Participant's Account.

      SECTION 9.05 TAXES. Any taxes assessed against the Trust Fund or against any of its assets (including income taxes, property taxes, transfer taxes, and other taxes) shall be paid by the Trustee and deducted from the Trust Fund after reasonable notice to the Employer.

      SECTION 9.06 INVESTMENT MANAGER AND CUSTODIAN.

      (a) Appointment of Investment Manager or Custodian. The Employer may appoint one or more investment managers meeting the definition of "investment manager" under Section 3(38) of ERISA. Furthermore, the Employer may appoint one or more custodians to hold any part or all of the Trust Fund. Any appointment of an investment manager or a custodian shall be made only upon proper authorization of the Employer and evidenced by a written designation signed by one or more duly authorized officers of the Employer.

      (b) Directions by Investment Manager. An investment manager appointed pursuant to this section may direct the Trustee to invest all or such portion of the Trust Fund placed in the discretion of the investment manager in securities or other properties as are selected by the investment manager, and may direct the Trustee to sell any securities or other property of the Trust Fund placed in its discretion. Where assets of the Trust Fund are being held by a custodian appointed pursuant to this section, the investment manager's direction shall be made to such custodian and copied to the Trustee.

      (c) Actions by Trustee or Custodian at Direction of Investment Manager. The Trustee or custodian, as the case may be, shall act on all such recommendations of the investment manager, and the Trustee and custodian shall have no fiduciary liability for acting in accordance with such recommendations or for the retention of any securities or properties so purchased. The Trustee and custodian will be protected in relying upon any telegram or letter purporting to have been sent by the investment manager which the Trustee or custodian believes in good faith to be genuine. In directing investments, the investment manager shall diversify the investments so as to minimize the risk of large losses, unless under the circumstances and in the opinion of the investment manager, it is clearly prudent not to do so.

      (d) Contributions to Trustee or Direct to Custodian. Contributions to and disbursements from the Trust Fund may be made to the Trustee or directly to and from any custodian appointed pursuant to this section, as determined by the Employer.

      (e) Reliance by Trustee and Custodian. Notwithstanding any other provision of the Plan or any trust agreement, the Trustee shall be fully protected in relying upon the certification of the Employer with respect to the appointment of such investment manager and it shall not be the responsibility of the Trustee to determine or review investment instructions given by the investment manager. Similarly, any custodian appointed pursuant to this section shall assume no liability for acting in accordance with the directions of the investment manager.

      (f) Status of Investment Manager as Named Fiduciary. Each investment manager shall be a named fiduciary under the Plan and shall acknowledge its action as a fiduciary under the Plan in a writing delivered to the Trustee and to the Employer.

      SECTION 9.07 FIDUCIARY LIABILITY FOR PARTICIPANT-DIRECTED INVESTMENTS. To the extent provided in Article 5, the Trustee shall allocate Plan contributions and existing Plan money among the various investment funds in accordance with Participants' investment elections and neither the Trustee, nor any other fiduciary with respect to the Plan, shall be liable for any loss, or by reason of any breach, which results from a Participant's elections, as provided by
Section 404(c) of the Employee Retirement Income Security Act of 1974 and the regulations thereunder.

                                   ARTICLE 10

              PROVISIONS RELATING TO ADMINISTRATION AND FIDUCIARIES

      SECTION 10.01 ALLOCATION OF FIDUCIARY DUTIES AMONG NAMED FIDUCIARIES. The Employer, the Plan Administrator and the Trustee shall be the "named fiduciaries" of the Plan, within the meaning of that term as described in ERISA, and shall have only those duties, responsibilities, and obligations (referred to collectively as "fiduciary duties") as are specifically given them under the Plan or as otherwise are imposed by applicable law. The fiduciary duties given by the Plan are as follows:

      (a)   Employer. The Employer (and Related Entities that have adopted the
Plan) shall have the sole responsibility for making contributions to the Trust Fund. The Employer shall have sole authority to appoint and remove the Trustee and to amend or terminate, in whole or in part, the Plan. In no event shall the Employer be responsible for the management, investment, or safe-keeping of the assets of the Trust Fund. The Employer shall periodically review the performance of the Trustee and the Plan Administrator.

      (b) Trustee. The Trustee shall have the sole responsibility for the management, investment, and safekeeping of the assets of the Trust Fund held by the Trustee under the Plan and for the distribution of Participants' benefits in accordance with instructions from the Plan Administrator. In addition, the Trustee shall provide to the Employer such information as the Employer may deem necessary or desirable to permit the timely filing of all reports required by law.

      (c) The Plan Administrator. The Plan Administrator shall be the Committee. Notwithstanding the foregoing, the Committee may delegate some or all of its administrative duties as described herein and pursuant to ERISA.

            (1) The Plan shall be administered by a Committee of three or more Employees (or other individuals familiar with the affairs and personnel of the Company) who shall be appointed by, and hold office at the pleasure of, the Board of Directors of the Employer. Vacancies in the Committee resulting from death, resignation, removal or otherwise shall be promptly filled by the Board of Directors of the Employer, but the Committee may exercise its powers and authority notwithstanding the existence of vacancies. The members of the Committee shall serve without compensation other than their regular remuneration from the Employer and Related Entities. At any time that there are no current members of the Committee, the Employer shall perform the functions of the Committee.

            (2) A member of the Committee may resign at any time with written notice specifying the effective date of the resignation. A member may be removed or appointed by such Board for any reason or for no reason and at any meeting of the Board, whether or not called for that purpose.

            (3) The Committee shall act by a majority of its members at the time in office, and such action may be taken either by vote at a meeting or in writing without a meeting.

      A member of the Committee shall not vote or act on any matter relating solely to himself or herself.

            (4) The Committee may appoint from among its number a Chairman to preside at its meetings and a Secretary, who need not be a member, to keep records of its meetings and activities and to perform other duties and functions that the Committee may prescribe. Any one or more of its members or its Secretary may execute any instrument or document upon its behalf, and the action of that person shall have the same force and effect as if taken by the entire Committee. In the event of such action, the Committee shall in writing notify the other administrative parties of the action, and those parties shall be entitled to rely upon such notification until the Committee gives written notification to the contrary.

      SECTION 10.02 DUTIES OF NAMED FIDUCIARIES.

      (a) In addition to its other duties and responsibilities set forth in this Plan, the Employer shall:

            (1) Provide Notification. Notify Covered Employees of the Plan, including the basic provisions thereof, and keep them and the other administrative parties advised from time to time of any contributions thereto, any substantial changes therein, any discontinuance suspension, or termination thereof, as well as the identity of, and any change in, the Trustee.

            (2) Maintain Records. Maintain records with respect to each Employee sufficient to determine the benefits due, or which may become due, to such Employee under the Plan.

            (3) Furnish Information. Furnish the Committee with all information necessary for the performance of the Committee's duties under this Plan.

            (4) Furnish Lists and Data. As promptly as may be necessary to the proper administration of the Plan, furnish the Committee with a reasonably detailed list of all Participants, and of all Covered Employees who are eligible to become Participants.

            (5) Make Available Materials. Make available to the Committee for its inspection, at all reasonable times, all such books and records of the Company as may be reasonably necessary for the Committee's performance of its duties under this Plan, including but not limited to the Company's personnel records, annual reports and financial statements; provided, however, that the Committee shall not be required to make such inspection but may in good faith rely upon any statement or information furnished by or on behalf of the Company.

      (b) In addition to its other duties and responsibilities set forth in this Plan, the Plan Administrator shall:

            (1) Maintain Data. Maintain or cause to be maintained the data and information necessary for the administration of the Plan, including all statement, reports and other information furnished to it by the other administrative parties.

            (2) Make Records Available. Make available to each Participant, at all reasonable times during business hours, a copy of this Plan and such of the Committee's records as pertain to such Participant or his or her Account.

            (3) Provide Election Instructions. Provide Participants at appropriate times, or upon request, with the means to designate Beneficiary(ies) and methods of settlement, as provided in Section 6.04 and for election of distribution options, obtaining Spouse consent, if necessary, explanations of retirement benefit options and, any other notices or elections required for the proper operation of the Plan.

            (4) Accept/Reject Beneficiary/Settlement Designations. Indicate acceptance or rejection of designations of beneficiaries or methods of settlement.

            (5) Furnish Allocation Information. Promptly furnish to the Trustee the information necessary to determine the amount allocable to each Participant's Account.

            (6) Furnish Participant Information. Furnish to the Trustee such other certificates, information and documents as the Trustee may reasonably require, relating (but not limited) to such matters as: the identities and addresses of all Participants; the age, compensation, Normal Retirement Date, and employment date of every Active or Former Active Participant; and the date of termination of an Active Participant's employment.

            (7) Establish and Administer Investment Funds. Establish, from time to time, investment funds consistent with the Plan's funding policy, and establish procedures by which Participants can elect to invest their Accounts in the investment funds pursuant to Section 5.01. In selecting an investment fund, the Plan Administrator shall act reasonably, prudently, and solely in the interests of Participants, and shall review the procedures and safeguards the investment fund has in place to limit its vulnerability to trading abuses. Before replacing, or freezing future investments in, any investment fund that is under investigation by a government agency for trading abuses, the Plan Administrator shall consider the nature of the alleged abuses, the potential economic impact of those abuses on the Plan's investments, the steps taken by the investment fund to limit the potential for such abuses in the future, and any remedial action taken or contemplated by the investment fund to make investors in the investment fund whole. To limit market timing abuses, the Plan Administrator may select investment funds that impose reasonable redemption fees on sales.

      (c) In addition to those duties imposed upon the Plan Administrator by the Act or by other provisions of this Plan, the Plan Administrator shall:

            (1) Establish Procedures for Benefit Claims. Adopt and notify all Participants of the terms of a uniform claims procedure which provides:

                  (A)   a procedure for claiming benefits under the Plan;

                  (B) adequate written notice to any Participant whose claim for benefits under the Plan is denied, setting forth the reasons for such denial; and

                  (C) a reasonable opportunity to any Participant whose claim for benefits is denied to obtain full and fair review of the decision of the Plan Administrator denying such claim.

            (2) Establish Rules for Participation Agreements. Establish and communicate to Covered Employees a procedure for execution and delivery of Participation Agreements and develop and communicate to Covered Employees administrative rules concerning designation of participation levels, timing of designations and related matters.

            (3) Establish Procedures for Domestic Relations Orders. Establish reasonable procedures for determining the existence of a "qualified domestic relations order" within the meaning of Section 414(p) of the Code and notify affected persons of such procedures.

      SECTION 10.03 AUTHORIZATION FOR FURTHER ALLOCATION OF FIDUCIARY DUTIES. The Employer, the Plan Administrator, and the Trustee may, upon written agreement among them, allocate their fiduciary duties under the Plan among themselves in a manner different from that stated above. The Employer, the Plan Administrator, and the Trustee each warrants that any directions given, information furnished, or action taken by either one shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information, or action. Furthermore, each of them may rely upon any such direction, information or action of the other as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information, or action. It is intended under the Plan that the Employer, the Plan Administrator, and the Trustee each shall be responsible for the proper exercise of their own respective powers, duties, responsibilities, and obligations under the Plan and shall not be responsible for any act or failure to act of the other, and none of them guarantees the Trust Fund assets in any manner against investment loss or depreciation of asset value. The Plan Administrator shall exercise all discretionary authority and control which is not specifically granted to the Employer or the Trustee with respect to management of the Plan.

      SECTION 10.04 DELEGATION TO OFFICERS OR EMPLOYEES. The Employer and the Plan Administrator shall have the power to delegate their fiduciary duties under the Plan to officers or employees of the Employer and to other persons, all of whom, if officers or employees of the Employer or a Related Entity, shall serve without compensation other than their regular remuneration from their Employer or a Related Entity. If there is no Plan Administrator, the responsibilities, rights, power, authority, and functions of the Plan Administrator shall be vested in the Employer.

      SECTION 10.05 CLAIMS PROCEDURE.

      (a)   Initial Claims.

            (1) The Plan Administrator shall have full discretion to make all determinations as to the right of any person to receive a benefit and as to other matters affecting benefits, and shall apply Plan provisions consistently with respect to similarly situated Employees, Participants, and other persons ("claimants"). Each claimant shall have the right to submit a claim with respect to any benefit sought under the Plan, or with respect to the claimant's eligibility, vesting, or other factor affecting benefits, either personally or through a representative duly authorized in writing. All claims shall be submitted in writing or electronically to the Plan Administrator and shall be accompanied by such information and documentation as the Plan Administrator determines is required to make a ruling on the claim.

            (2) Upon receipt of a claim, the Plan Administrator shall consider the claim and shall render a decision, which shall be delivered electronically or mailed to the claimant within 90 days after receipt of the claim, unless matters beyond the control of the Plan Administrator require an extension of time for processing the claim. If an extension of time is required, a written notice of the extension shall be furnished to the claimant prior to the termination of the initial review period, which shall explain the special circumstances requiring the extension and the date by which the Plan Administrator expects to render a decision. In no event shall such extension exceed a period of 90 days in the case of a pension benefit, or 30 days in the case of a disability benefit, from the end of the initial period.

      (b) Limitation of Claims Procedure. Any claim under this claims procedure must be submitted within 12 months from the earlier of:

            (1) the date on which the claimant learned of facts sufficient to enable him or her to formulate such claim; or

            (2) the date on which the claimant reasonably should have been expected to learn of facts sufficient to enable him or her to formulate such claim.

      (c) Denial of Claims. The Plan Administrator shall provide, in writing or electronically, a notice of a claim denial, which sets forth:

            (1)   the specific reasons for the denial;

            (2) reference to specific provisions of the Plan upon which the denial is based;

            (3) a description of any additional material or information necessary for the claimant to perfect his or her claim along with an explanation of why such material or information is necessary; and

            (4) explanation of claim review procedures under the Plan and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

      Any such claim denial notice shall be written in a manner that may be understood without legal or actuarial counsel.

      (d)   Review of Denied Claims.

            (1) A claimant whose claim for benefits has been wholly or partially denied by the Plan Administrator may request a review of such denial. The request for review must be in writing, or electronic, and must be delivered to the Plan Administrator within 90 days following the denial of the claim.

            The request should set forth the reasons why the claimant believes the denial of his or her claim is incorrect. The claimant shall be entitled to submit such issues, comments, documents, or records as he or she shall consider relevant to a determination of his or her claim, without regard to whether such information was submitted or considered in the initial determination, and may include a request for a hearing in person before the Plan Administrator. Prior to submitting his or her request, the claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, such documents, records, and other information that are relevant to his or her claim.

            (2) The claimant may, at all stages of review, be represented by counsel, legal or otherwise, of his or her choice, provided that the fees and expenses of the claimant's counsel shall be borne by the claimant.

            (3) The Plan Administrator's decision with respect to any such review shall be delivered electronically or in writing to the claimant no later than 60 days following receipt by the Plan Administrator of the claimant's request, unless special circumstances, such as the need to hold a hearing, require an extension of time for processing. If an extension is needed, the Plan Administrator shall, before the end of the initial review period, give to the claimant written notice of the special circumstances requiring the extension and the date by which he or she expects a decision will be rendered. In any event, the Plan Administrator must provide the claimant with written or electronic notification of the decision on review no later than 120 days after receipt of the claimant's request.

      In the case of an adverse benefit determination on review, the notification shall set forth the information described in Section 10.05(c)(1) and (2) above, a statement that the claimant is entitled to receive, upon request and at no charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim, a description of any voluntary appeal procedure offered by the Plan, the claimant's right to obtain information about the appeals procedure and his or her right to bring an action under ERISA Section 502(a).

      (e) Time Limits Affecting Jurisdiction. The Plan Administrator shall not entertain a claim or a request for review unless it is filed timely in the manner specified by subsection (b) or (d) above, which is a condition precedent to obtaining review by the Plan Administrator. The period of time within which the benefit determination, or an appeal of a benefit determination, is required to be made shall begin at the time the claim or appeal is filed and without regard to whether all the information necessary to make a determination accompanies the filing. If the period of review is extended because of the claimant's failure to submit all necessary information, the period for making the determination shall be tolled from the date the notice of extension is sent to the claimant to the date on which the claimant responds to the request.

      (f) Finality of Decisions. The decision of the Plan Administrator upon review of any claim under subsection (d) above shall be binding upon the claimant, his or her heirs and assigns, and all other persons claiming by, through or under him or her.

      (g) Limitation on Court Action. Any suit brought to contest or set aside a decision of the Plan Administrator shall be filed in a court of competent jurisdiction within one year from the date of the receipt of written or electronic notice of the Plan Administrator's final decision. Service of legal process shall be made upon the Plan by service upon the agent for service of legal process, upon the Trustee, or upon the Plan Administrator at the respective addresses specified in the most recent summary plan description.

      (h) Legal Action. The Plan Administrator may engage legal counsel to defend the Plan against lawsuits. Attorney fees and other costs attendant to the suit shall be borne by the Plan and shall be paid by the Trustee upon the written direction of the Employer.

      If the Employer or Plan Administrator determines that it is in the best interests of the Plan to initiate legal action, then it may employ counsel to do so, and all expenses of suit shall be borne by the Plan as provided above.

      No legal action to recover Plan benefits or to enforce or clarify rights under the Plan shall be commenced under Section 502(a)(l)(B) of ERISA, or under any other provision of law, whether or not statutory, until the claimant first exhausts the claims and review procedures available to him or her hereunder.

      SECTION 10.06 SPECIAL RULING. In order to resolve problems concerning the Plan and to apply the Plan in unusual factual circumstances, the Plan Administrator may make special rulings. Such special rulings shall be in writing on a form to be developed by the Plan Administrator. In making its rulings, the Plan Administrator may consult with legal, accounting, actuarial, investment, and other counsel or advisers. Once made, special rulings shall be applied uniformly, except that the Plan Administrator shall not be bound by such rulings in future cases unless the factual situation of a particular case is identical to that involved in the special ruling. Special rulings shall be made in accordance with all applicable law and in accordance with the Plan. It is not intended that the special ruling procedure will be a frequently used device, but that it should be followed only in extraordinary situations. The Plan Administrator at all times shall have the final decision as to whether resort shall be made to this special ruling feature.

      SECTION 10.07 EMPLOYMENT OF ADVISERS. The Employer, Plan Administrator, and the Trustee shall have the authority to employ such legal, accounting, actuarial, and financial counsel and advisers, as they shall deem necessary in connection with the performance of their duties under the Plan, and to act in accordance with the advice of such counsel and advisers. Except as otherwise provided in the Plan, the fees and expenses of such counsel and advisers shall, upon approval of the Employer's Board of Directors, be paid by the Trust Fund or by the Company, as the Employer's Board of Directors shall deem appropriate.

      SECTION 10.08 BONDING. The Employer shall purchase such surety bonds covering fiduciaries and others as may be required pursuant to Section 412 of ERISA.

                                   ARTICLE 11

                        AMENDMENT, TERMINATION AND MERGER

      SECTION 11.01 AMENDMENT OF THE PLAN.

      (a) Right to Amend. The Employer, through its delegation to the Plan Administrator, reserves the right to make any amendments to the Plan, with or without retroactive effect. Amendment of the Plan shall be made by resolution of the Plan Administrator or by any person or persons authorized in Section 10.01(c)(4) to make amendments.

      (b) Operation of Amendments. Except as may be specifically provided otherwise in the Plan, or in any amendment to the Plan, each amendment to the Plan shall operate prospectively only from the effective date of the amendment, and the rights and obligations of an Employee or Active Participant who retires, becomes disabled, dies, or otherwise terminates employment with the Company prior to the effective date of any amendment, shall be determined without regard to such amendment, on the basis of the Plan terms in effect on the date of retirement, disability, death, or other termination of employment.

      (c) Prohibition against Reversion of Assets or Reduction of Benefits. Except as provided in the Code, ERISA, and applicable regulations, and as specified in Article 4 of the Plan, no amendment shall:

            (1) cause any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants;

            (2) reduce the Account balance or nonforfeitable rights of any Participant; or

            (3) except to the extent permitted by Treasury Department regulations, eliminate an optional form of benefit or add a Company consent or discretion provision or any other condition which limits the availability of an optional form of benefit which is attributable to the portion of the Participant's Account accumulated before the amendment's adoption.

Notwithstanding (3) above, the Plan may be amended to eliminate or restrict the ability of a Participant to receive payment of his or her vested Account under a particular optional form of benefit if after the amendment is effective, the alternative forms of payment that remain available include payment in a single-sum distribution that is otherwise identical to the optional form of benefit that is being eliminated or restricted.

      (d) Amendment to Vesting Provisions. In the case of any amendment to the provisions of the Plan relating to nonforfeitable rights based on service, or in the event of a change in the Plan's top heavy status, each Participant who has completed at least three Years of Service and whose nonforfeitable rights are adversely affected by the amendment or change in vesting schedule, may elect, during the election period, to have his or her nonforfeitable rights determined without regard to such amendment or change in vesting schedule. The election period must begin no later than the date the amendment is adopted or the vesting schedule changes, and end no later than the latest of:

            (1) the date which is sixty days after the day the amendment is adopted;

            (2) the date which is sixty days after the day the amendment or change becomes effective; or

            (3) the date which is sixty days after the day the Active Participant is issued written notice of the amendment or change in vesting schedule.

      SECTION 11.02 TERMINATION OF THE PLAN.

      (a) Termination. Although the Employer intends that the Plan shall continue indefinitely, any Company that has adopted the Plan reserves and shall have the right at any time to discontinue its contributions under the Plan or cease participation in the Plan, but only the Employer, by action of its Board of Directors, shall have the authority to terminate or partially terminate the Plan, by delivering to the Trustee written notice of such discontinuance or termination, but only upon the condition that action is taken, as shall render it impossible, except as specifically provided in Article 4, for any part of the Trust Fund to be used for, or diverted to purposes other than for the exclusive benefit of Participants. If the Plan is terminated, or if there is a complete discontinuance of contributions for any reason, the Employer shall direct the Trustee to distribute the assets remaining in the Trust Fund to Participants as soon as administratively feasible. In the event of the dissolution, merger, consolidation, or reorganization of the Employer, the Plan shall terminate and the Trust Fund shall be liquidated unless the Plan is continued by a successor to the Employer in accordance with Section 11.03(b).

      (b) Rights upon Termination. If the Plan should be terminated or partially terminated, or if contributions to the Trust Fund are completely discontinued, or if the Employer should liquidate and dissolve, or if a receiver of the Employer is appointed, or if the Plan should be wholly or partially terminated for any other reason, the Accounts of all affected Participants as then appearing upon the records of the Trustee (other than Accounts of Former Active Participants, who have terminated employment and who have incurred five consecutive one year Breaks in Service), or in the case of partial termination the Accounts of affected Participants, shall become fully vested, the amounts carried in said Accounts shall be revalued and adjusted as previously provided in the Plan, and said Accounts (after payment of expenses properly chargeable to the Trust Fund and allocated among the Accounts) shall be distributed as soon as administratively feasible to affected Participants in accordance with Article 7.

      (c) Manner of Distribution. To the extent that no discrimination in value results, any distribution after termination of the Plan may be made, in whole or in part, in cash, in securities, or in nontransferable annuity contracts. All non-cash distributions shall be valued at fair market value at the date of distribution. The Trustee shall not effect such distribution until written evidence of approval of the Commissioner of Internal Revenue or his or her delegate of such termination and distribution shall have been submitted to the Trustee.

      (d) Special Restriction. Notwithstanding the foregoing, distribution on termination of the Plan to any Participant of that portion of his or her Account attributable and subject to Code Section 401(k) shall be subject to the special restrictions set forth in Section 7.02(d).

      SECTION 11.03 PREDECESSOR AND SUCCESSOR EMPLOYERS; MERGER OR CONSOLIDATION OF PLAN.

      (a) Predecessor Employer. Employment with a predecessor employer acquired by the Company shall be considered service with the Company under this Plan to the extent required by the Code and ERISA. Provided, however, that where such employment with a predecessor employer is not required by the Code or ERISA to be considered service with the Company, the Employer may, nevertheless, in its discretion, grant credit for such service under such uniform and nondiscriminatory rules as may be established from time to time by the Employer.

      (b) Successor Employer. In the event of the dissolution, merger, consolidation, or reorganization of the Employer, provision may be made by which the Plan will be continued by the successor, and in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor, and the successor shall have all of the powers, duties and responsibilities of the Employer under the Plan.

      (c) Merger or Consolidation. In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Plan to, another plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Plan applicable to such Participants shall be transferred to the other plan only if:

            (1) Each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had been terminated);

            (2) Resolutions of the Board of Directors of the Employer under this Plan, and of the governing body of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants' inclusion in the new employer's plan; and

            (3) Such other plan is qualified under Code Sections 401(a) and 501(a).

      SECTION 11.04 NOTICE. Affected Participants shall be given notice of any amendments to, and termination or merger of, the Plan in accordance with ERISA.

                                   ARTICLE 12

                            MISCELLANEOUS PROVISIONS

      SECTION 12.01 PLAN SUBJECT TO APPROVAL. The Plan and any amendments are contingent upon and subject to obtaining and retaining such approval of the Commissioner of Internal Revenue and of any other federal agency with jurisdiction over the Plan as the Employer may find necessary to establish the deductibility for federal income tax purposes of contributions made by the Company under the Plan, and qualification of the Trust Fund for tax exemption under the Code, and the qualification of the Plan under ERISA.

      SECTION 12.02 PAYMENTS FOR THE BENEFIT OF PAYEE. In the event that the Plan Administrator shall find that any person to whom a benefit is payable under the terms of the Plan is unable to care for his or her affairs because of illness or accident, is otherwise mentally or physically incompetent, or is unable to give a valid receipt, the Plan Administrator, at its discretion and upon receipt of a power of attorney or valid court designation, may cause the payments becoming due to such person to be paid to another individual for such person's benefit, without responsibility on the part of the Plan Administrator to follow the use of such payment. Any such payment shall be a payment for the account of such person and shall operate as a complete discharge of the Plan Administrator from all liability under the Plan.

      SECTION 12.03 NON-ALIENATION OF BENEFITS. No right or benefit provided for in the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void. No such right or benefit shall be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person entitled to such right or benefit. No such right or benefit shall be subject to garnishment, attachment, execution or levy of any kind. The foregoing provisions of this section shall not apply to:

      (a) any qualified domestic relations order, as defined in Code Section 414(p);

      (b) enforcement of federal tax levies, as provided in Treasury Regulation Section 1.40l(a)-13(b)(2); or to

      (c) a judgment, order, or decree issued on or after August 5, 1997 to the extent it requires the offset of a Participant's vested interest against the amount the Participant is required to pay to the Plan when the Participant has committed a breach of fiduciary duty to, or a criminal act against, the Plan but only if permitted by the spousal consent requirements of Code Section 401(a)(13)(C)(iii).

      SECTION 12.04 COMPANY'S RIGHTS. While the Company believes in the benefits, policies and procedures described in the Plan, the language used in the Plan is not intended to create, nor is it to be construed to constitute, a contract of employment between the Company and any of its Employees. The Company retains all of its rights to discipline or discharge Employees or to exercise its rights as to incidents and tenure of employment. Employees retain the right to terminate their employment at any time and for any reason, and the Company retains a similar right.

      SECTION 12.05 LITIGATION. In order to protect the Trust Fund against depletion as a result of litigation, in the event that any Participant or Employee, or Spouse shall bring a legal or equitable action against the Plan or against any fiduciary of the Plan, the result of which shall be adverse to such Participant, Employee, or Spouse, or in the event that the Plan or any fiduciary of the Plan finds it necessary to bring any legal or equitable action against any Participant, Employee, or Spouse, or any other person claiming an interest by or through such person, the cost to the Plan or to a fiduciary of the Plan of bringing or defending such suit, as the case may be, shall be charged, unless the Plan Administrator determines that such course would be inequitable under all the circumstances, to such extent as is possible, directly to the Account of such Participant, Employee, or Spouse, if any, and only the excess, if any, of such costs over and above the amount of such Account shall be included in the expenses of the Trust Fund or be paid by the particular fiduciary, as the case may be.

      SECTION 12.06 ADDRESSES AND MAILING OF NOTICES AND CHECKS. Each recipient of benefits from the Plan shall be responsible for furnishing the Plan Administrator or its delegate with his or her address. Any notices required or permitted to be given under the Plan shall be deemed given if directed to such address and mailed by regular United States mail. If any check or statement mailed by regular United States mail to such address is returned, mailing of checks and/or statements will be suspended until a correct address is furnished by the intended recipient.

      SECTION 12.07 ACTION BY EMPLOYER. Unless otherwise provided in the Plan, whenever the Employer under the terms of the Plan is permitted or required to do or perform any act, such act shall be done:

      (a) by the authority of the Employer's Board of Directors and evidenced by proper resolution in consent form or duly certified by the secretary of the Employer; or

      (b) by such employee, officer, or agent of the Employer who may, by proper resolution, be duly authorized by the Employer's Board of Directors.

      SECTION 12.08 VETERAN'S BENEFITS. Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to Qualified Military Service will be provided in accordance with Section 414(u) of the Internal Revenue Code and regulations thereunder.

      SECTION 12.09 PARTICIPANT'S PROTECTIONS. A Participant's Company Contribution Account or other Account invested in Company Stock shall at no time be subject to a put, call, or other option or buy-sell arrangement.

      SECTION 12.10 CONSTRUCTION.

      (a) Gender, Singular and Plural Words. Wherever any words are used in the Plan in the masculine gender, they shall be construed as though they also were used in the feminine gender in all cases where they would so apply, and wherever any words are used in the Plan in the singular form, they shall be construed as though they also were used in the plural form in all cases where they would so apply.

      (b) Headings. Headings of sections and paragraphs of this instrument are inserted for convenience of reference. They constitute no part of the Plan and are not to be considered in the construction of the Plan.

      (c) Savings Clause. The determination that any provision of the Plan is invalid or unenforceable shall not affect or impair the enforceability or validity of any other provision of the Plan.

      IN WITNESS WHEREOF, Compuware Corporation has caused the Plan to be executed as of August 31, 2004.

                                         COMPUWARE CORPORATION

                                         By: /s/ Thomas M. Costello, Jr.
                                            ----------------------------

                                         Its: Committee Member
                                                              ------------------

                                   APPENDIX A
                                       TO
                     COMPUWARE CORPORATION ESOP/401(k) PLAN

                                   SCHEDULE 1

               PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE
                     SYSTEMS & PROGRAMMING CONSULTANTS, INC.
                           STOCK BONUS PLAN AND TRUST

      With respect to those Participants who formerly participated in the Systems & Programming Consultants, Inc. Stock Bonus Plan And Trust, the following provisions are applicable:

1. For purposes of Section 2.75 of the Plan, the following provision shall apply:

      Year of Service for Former Participants in the Systems & Programming Consultants, Inc. Stock Bonus Plan. An Employee, who formerly participated in the Systems & Programming Consultant, Inc. Stock Bonus Plan, shall be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning January 1, 1999, and ending December 31, 1999, and shall also be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning April 1, 1999, and ending March 31, 2000.

2. For purposes of Section 4.07 of the Plan, the following vesting schedule shall apply:

      Systems & Programming Consultants, Inc. Stock Bonus Plan And Trust Vesting Schedule. The Nonforfeitable portion of the Participant's Merged Plan Account which consists of "Nonqualified Nonelective Contributions" and "Matching Contribution" as defined in Article I.39 and Article I.33, respectively, of the Systems & Programming Consultants, Inc. Stock Bonus Plan and Trust, determined from the following table:

YEARS OF SERVICE                       NONFORFEITABLE PERCENTAGE
----------------                       -------------------------
Less than 2                                        0%
2 but less than 3                                 20%
3 but less than 4                                 40%
4 but less than 5                                 60%
5 but less than 6                                 80%
6 or more                                        100%

3. For purposes of Section 7.02(c) of the Plan, the following provision shall apply:

      Systems & Programming Consultants, Inc. Stock Bonus Plan And Trust Payment Forms. Amounts held for a Participant in his or her Merged Plan Account which consist of his or her Money Purchase Pension Account under the Plan shall be payable as an annuity described in Section 7.04(b).

4. For purposes of Section 7.02 (c) of the Plan, the following provisions shall apply:

      Systems & Programming Consultants, Inc. Stock Bonus Plan And Trust Death Benefit Payment Forms. Amounts held for a Participant in his or her Merged Plan Account which consist of his or her "Money Purchase Pension Plan Account" under the Systems & Programming Consultants, Inc. Stock Bonus Plan And Trust shall be payable as an annuity described in Section 7.04(c).

                                   APPENDIX A
                                       TO
                     COMPUWARE CORPORATION ESOP/401(k) PLAN

                                   SCHEDULE 2

               PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE
                  SPECTRUM SOFTWARE SERVICES GROUP, INC. 401 K
                                 RETIREMENT PLAN

      With respect to those Participants who formerly participated in the Spectrum Software Services Group, Inc. 401 K Retirement Plan, the following provisions are applicable:

1. For purposes of Section 4.07 of the Plan, the following provisions shall apply:

      Spectrum Software Services Group, Inc. 401(k) Retirement Plan. The Nonforfeitable percentage of that portion of the Participant's Merged Plan Account which consists of "Discretionary Employer Contributions" as defined in the Spectrum Software Services Group, Inc. 401(k) Retirement Plan, determined from the following table:

YEARS OF SERVICE                       NONFORFEITABLE PERCENTAGE
----------------                       -------------------------
Less than 1                                        0%
1 but less than 2                                 20%
2 but less than 3                                 40%
3 but less than 4                                 60%
4 but less than 5                                 80%
5 or more                                        100%

                                   APPENDIX A
                                       TO
                     COMPUWARE CORPORATION ESOP/401(k) PLAN

                                   SCHEDULE 3

               PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE
                     QUALITECH SYSTEMS, INC. RETIREMENT PLAN

      With respect to those Participants who formerly participated in the Qualitech Systems, Inc. Retirement Plan, the following provisions are applicable:

1. For purposes of Section 2.75 of the Plan, the following provision shall apply:

      Year of Service for Merged Plans. An Employee who formerly participated in the Qualitech Systems, Inc. Retirement Plan, shall be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning January 1, 2000, and ending December 31, 2000, and shall also be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning April 1, 2000, and ending March 31, 2001.

2. For purposes of Section 4.07 of the Plan, the following provision shall apply:

      Qualitech Systems, Inc. Retirement Plan Vesting Schedule. The Nonforfeitable percentage of that portion of the Participant's Merged Plan Account which consists of `Non-Elective Contributions' as defined under
      Section 1.36 of the Qualitech Systems, Inc. Retirement Plan, determined from the following table:

YEARS OF SERVICE                       NONFORFEITABLE PERCENTAGE
----------------                       -------------------------
Less than 3                                        0%
3 but less than 4                                 20%
4 but less than 5                                 40%
5 but less than 6                                 60%
6 but less than 7                                 80%
7 or more                                        100%

                                   APPENDIX A
                                       TO
                     COMPUWARE CORPORATION ESOP/401(k) PLAN

                                   SCHEDULE 4

               PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE
                             PROGRAMART 401(k) PLAN

      With respect to those Participants who formerly participated in the Programart 401(k) Plan, the following provisions are applicable:

1. For purposes of Section 2.75 of the Plan, the following provision shall apply:

      Year of Service for Merged Plans. An Employee who formerly participated in the Programart 401(k) Plan, shall be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning January 1, 2000, and ending December 31, 2000, and shall also be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning April 1, 2000, and ending March 31, 2001.

2. For purposes of Section 4.07 of the Plan, the following provision shall apply:

      Programart 401(k) Plan Vesting Schedule. The Nonforfeitable percentage of that portion of the Participant's Merged Plan Account which consists of "Matching Contributions" as defined in Section 14.15 of the Programart 401(k) Plan, determined from the following table:

YEARS OF SERVICE                       NONFORFEITABLE PERCENTAGE
----------------                       -------------------------
Less than 2                                        0%
2 but less than 3                                 20%
3 but less than 4                                 40%
4 but less than 5                                 60%
5 but less than 6                                 80%
6 or more                                        100%

      Notwithstanding the foregoing, the Participant's Merged Plan Account shall be 100% Nonforfeitable upon the Participant reaching the Attained Age of 62.

                                   APPENDIX A
                                       TO
                     COMPUWARE CORPORATION ESOP/401(k) PLAN

                                   SCHEDULE 5

               PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE
                        LIVERNOIS STAFFING SERVICES, INC.
                      401(k) PROFIT SHARING PLAN AND TRUST

      With respect to those Participants who formerly participated in the Livernois Staffing Services, Inc. 401(k) Profit Sharing Plan and Trust, the following provisions are applicable:

1. For purposes of Section 2.75 of the Plan, the following provision shall apply:

      Year of Service for Merged Plans. An Employee who formerly participated in the Livernois Staffing Services, Inc. 401(k) Profit Sharing Plan and Trust, shall be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning January 1, 2000, and ending December 31, 2000, and shall also be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning April 1, 2000, and ending March 31, 2001.

2. For purposes of Section 4.07 of the Plan, the following vesting schedule shall apply:

      Livernois Staffing Services, Inc. 401(k) Profit Sharing Plan and Trust Vesting Schedule. The Nonforfeitable percentage of that portion of the Participant's Merged Plan Account which consists of the "Participant's Accrued Benefit (other than his Salary Contribution Reduction Account)" as described in Section 6.6 of the Livernois Staffing Services, Inc. 401(k) Profit Sharing Plan and Trust, determined from the following table:

YEARS OF SERVICE                       NONFORFEITABLE PERCENTAGE
----------------                       -------------------------
Less than 3                                        0%
3 but less than 4                                 20%
4 but less than 5                                 40%
5 but less than 6                                 60%
6 but less than 7                                 80%
7 or more                                        100%

                                   APPENDIX A
                                       TO
                     COMPUWARE CORPORATION ESOP/401(k) PLAN

                                   SCHEDULE 6

               PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE
                                 CACI $MART PLAN

      With respect to those Participants who formerly participated in the CACI $MART Plan, the following provisions are applicable:

1. For purposes of Section 2.75 of the Plan, the following provision shall apply:

      Year of Service for Merged Plans. An Employee who formerly participated in the CACI $MART Plan, shall be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning January 1, 2000, and ending December 31, 2000, and shall also be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning April 1, 2000, and ending March 31, 2001.

2. For purposes of Section 4.07 of the Plan, the following vesting schedule shall apply:

      CACI $MART Plan Vesting Schedule. The Nonforfeitable percentage of that portion of the Participant's Merged Plan Account which consists of the "Participant's Account" as defined in Section 4.4 of the CACI $MART Plan, determined from the following table:

YEARS OF SERVICE                       NONFORFEITABLE PERCENTAGE
----------------                       -------------------------
Less than 2                                        0%
2 but less than 3                                 25%
3 but less than 4                                 50%
4 but less than 5                                 75%
5 or more                                        100%

      Notwithstanding the foregoing, the Participant's Merged Plan Account shall be 100% Nonforfeitable upon the Participant reaching the Attained Age of 59 1/2.

                                   APPENDIX A
                                       TO
                     COMPUWARE CORPORATION ESOP/401(k) PLAN

                                   SCHEDULE 7

               PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE
                          BLAIRLAKE 401(k) SAVINGS PLAN

      With respect to those Participants who formerly participated in the BlairLake 401(k) Savings Plan, the following provisions are applicable:

1. For purposes of Section 2.75 of the Plan, the following provision shall apply:

      Year of Service for Former Participants in the BlairLake 401(k) Savings Plan. An Employee, who formerly participated in the BlairLake 401(k) Savings Plan, shall be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning January 1, 2000, and ending December 31, 2000, and shall also be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning April 1, 2000, and ending March 31, 2001.

2. For purposes of Section 4.07 of the Plan, the following vesting schedule shall apply:

      BlairLake 401(k) Savings Plan Vesting Schedule. The Nonforfeitable portion of the Participant's Merged Plan Account which consists of the "Participant's Account" as defined in Section 11.3(b)(2) of the BlairLake 401(k) Savings Plan, determined from the following table:

YEARS OF SERVICE                       NONFORFEITABLE PERCENTAGE
----------------                       -------------------------
Less than 3                                        0%
3 but less than 4                                 20%
4 but less than 5                                 40%
5 but less than 6                                 60%
6 but less than 7                                 80%
7 or more                                        100%

                                   APPENDIX A
                                       TO
                     COMPUWARE CORPORATION ESOP/401(k) PLAN

                                   SCHEDULE 8

               PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE
             CARETECH SOLUTIONS, INC. 401(k) RETIREMENT SAVINGS PLAN

      With respect to those Participants who formerly participated in the CareTech Solutions, Inc. 401(k) Retirement Savings Plan, the following provisions are applicable:

1. For purposes of Section 2.75 of the Plan, the following provision shall apply:

      Year of Service for Former Participants in the CareTech Solutions, Inc. 401(k) Retirement Savings Plan. An Employee, who formerly participated in the CareTech Solutions, Inc. 401(k) Retirement Savings Plan, shall be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning January 1, 2000, and ending December 31, 2000, and shall also be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning April 1, 2000, and ending March 31, 2001.

2. For purposes of Section 4.07 of the Plan, the following vesting schedule shall apply:

      CareTech Solutions, Inc. 401(k) Retirement Savings Plan Vesting Schedule. The nonforfeitable portion of the Participant's Merged Plan Account which consists of "Matching Contributions" and "Nonelective Contributions" as defined in Section 1.35 and Section 1.38, respectively, of the CareTech Solutions, Inc. 401(k) Retirement Savings Plan, determined from the following table:

YEARS OF SERVICE                       NONFORFEITABLE PERCENTAGE
----------------                       -------------------------
Less than 1                                        0%
1 but less than 2                                 20%
2 but less than 3                                 40%
3 but less than 4                                 60%
4 but less than 5                                 80%
5 or more                                        100%

                                   APPENDIX A
                                       TO
                     COMPUWARE CORPORATION ESOP/401(k) PLAN

                                   SCHEDULE 9

               PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE
                         CSA EMPLOYEES' RETIREMENT PLAN

      Effective as of September 1, 2000, with respect to Participants who formerly participated in the CSA Employees' Retirement Plan, the following provisions are applicable:

1. For purposes of Section 2.75 of the Plan, the following provision shall apply:

      Year of Service for Former Participants in the CSA Employees' Retirement Plan. An Employee who formerly participated in the CSA Employees' Retirement Plan, shall be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning January 1, 2000, and ending December 31, 2000, and shall also be credited with a Year of Service upon completion of 1,000 Hours of Service in the 12 consecutive month period beginning April 1, 2000, and ending March 31, 2001.

2. For purposes of Section 4.07 of the Plan, the following vesting schedule shall apply:

      CSA Employees' Retirement Plan Vesting Schedule. The Nonforfeitable portion of the Participant's Merged Plan Account that consists of his "Pension, Profit Sharing and ESOP Accounts" as defined in Sections 2.30, 2.36, and 2.21, respectively, of the CSA Employees' Retirement Plan, determined from the following table:

YEARS OF SERVICE                       NONFORFEITABLE PERCENTAGE
----------------                       -------------------------
Less than 2                                       0%
2 but less than 3                                20%
3 but less than 4                                40%
4 but less than 5                                60%
5 but less than 6                                80%
6 or more                                       100%

      Notwithstanding the foregoing, the Participants Pension, Profit Sharing and ESOP Accounts shall be 100% Nonforfeitable upon the Participant reaching Age 59 1/2.

3. For purposes of Section 7.02(c) of the Plan, the following provision shall apply:

      CSA Employees' Retirement Plan Payment Forms. Amounts held for a Participant in his or her Merged Plan Account which consist of his or her Pension Account under the Plan shall be payable as an annuity described in
      Section 7.04(b).

4. For purposes of Section 7.02(c) of the Plan, the following provisions shall apply:

      CSA Employees' Retirement Plan Death Benefit Payment Forms. Amounts held for a Participant in his or her Merged Plan Account which consist of his or her Pension Account under the CSA Employees' Retirement Plan shall be payable as an annuity described in Section 7.04(c).

                                   APPENDIX A
                                       TO
                     COMPUWARE CORPORATION ESOP/401(k) PLAN

                                   SCHEDULE 10

               PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE
                      BANK ONE SAVINGS AND INVESTMENT PLAN

      Effective as of December 1, 1998 and prior to April 20, 2004, with respect to those Participants who formerly participated in the Bank One Savings and Investment Plan, the following provisions are applicable:

1. For purposes of Section 7.06 of the Plan, the following provision shall apply:

      Bank One Savings and Investment Plan Payments in Kind. The portion of the Participant's Merged Plan Account attributable to the Bank One Savings and Investment Plan that consists of Bank One Stock shall be paid, at the election of the Participant or Beneficiary, in kind.

                                       97